UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781
Pioneer Series Trust IV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2020

Date of reporting period:  August 1, 2019 through July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset
Income Fund
Annual Report | July 31, 2020

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 3

Portfolio Management Discussion | 7/31/20
In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the 12-month period ended July 31, 2020, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi Pioneer, and Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during 12-month period ended July 31, 2020?
A    The Fund’s Class A shares returned 0.28% at net asset value during the 12-month period ended July 31, 2020, while the Fund’s benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World NR Index (the MSCI Index)1, returned 10.12% and 7.20%, respectively. During the same period, the average return of the 550 mutual funds in Morningstar’s 30% to 50% Equity Allocation Funds category was 4.66%.
Q    How would you describe the global investment environment during the 12-month period ended July 31, 2020?
A    The first half of the 12-month period, which began in August 2019, was a positive time for investors in the global equity and fixed-income markets, despite occasional bouts with volatility. Concerns about the lengthy U.S./China trade dispute eased in December 2019 when the two countries reached a “phase one” trade deal. In addition, a decisive vote in the United Kingdom led to the election of Prime Minister Boris Johnson,
1     The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

paving the way for the long-awaited Brexit move in January 2020 and ending nearly four years of uncertainty surrounding that subject since the initial Brexit referendum vote took place in June 2016. Meanwhile, multiple central banks, including the U.S. Federal Reserve (Fed), pursued easing monetary policies that helped to offset slowing global economic growth.
In February 2020, however, concerns about the developing COVID-19 pandemic and the ensuing economic shutdowns aimed at slowing the spread of the virus, which first appeared in China but soon moved into Europe and the U.S., raised fears of a prolonged global recession. Additionally, heightened tensions among OPEC nations (Organization of Petroleum Exporting Countries) caused oil prices to fall from more than $66 per barrel in January 2020 to below $23 by the end of March, thus exacerbating market volatility. In turn, questions about the duration of the pandemic and the uncertainty about how deep the resulting recession would be led investors to abruptly sell out of higher-risk assets and move into so-called “safe-haven” assets, particularly U.S. Treasuries. By the end of the first quarter of 2020, both global equity and credit markets had tumbled sharply, and the longest-ever U.S. economic expansion had come to a halt.
The sell-offs in March caused a severe correction in prices for most asset classes across global markets. Given concerns about the disruptions to economic activity and the stability of the global financial system, policy makers stepped into action. Governments introduced unprecedented fiscal stimulus packages to help mitigate the economic hardship wrought by the COVID-19-induced stay-at-home orders and shuttered businesses. Central banks, including the Fed, dramatically cut interest rates (where applicable) and announced programs designed to inject liquidity into the financial system through various channels. The programs included lending facilities and asset-purchase programs aimed at backstopping the functionality of the fixed-income and currency markets, which had come under duress due to a liquidity crisis driven by the panic selling seen in the first quarter.
With many investors perceiving the markets as oversold coming out of the first quarter, the aggressive policies by governments and central banks seemed to ease the fears of market participants and led to a strong rally in riskier assets in April and May. Despite a slowing of the rally in June as COVID-19 cases rose in some areas that had reopened, equities continued to recoup their earlier losses for the balance of the 12-month period, albeit at a more tempered pace. With commitments by central
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 5

banks to keep the target ranges for short-term interest rates low, fixed-income assets also rallied, and most market segments ended the 12-month period in positive territory.
Q    What factors drove the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2020?
A    The primary factor behind the Fund’s benchmark-relative underperformance for the 12-month period was security selection within equities.
Individual equity positions in the portfolio that detracted the most from the Fund’s relative returns over the period included mortgage real estate investment trusts (REITs) Investco Mortgage Capital and Two Harbors Investment. Given the challenges facing the energy industry, the Fund’s holdings of Marathon Petroleum, Rosneft Oil, and Energy Transfer also struggled and detracted from benchmark-relative results. Finally, the Fund’s positioning in stocks of European banks and insurance companies weighted on relative performance. The underperformance in those two market segments owed mainly to balance-sheet issues resulting from the low-interest-rate environment that prevailed over the 12-month period, and heavy regulatory pressures.
On the positive side, in fixed income, the Fund’s security selection results within high yield aided benchmark-relative returns, with the most significant contributions coming from sizable portfolio positions in two bonds issued by CenturyLink. The Fund’s performance also benefited from not having any exposure to high-yield energy issues during the 12-month period, as the sector has continued to face considerable long-term challenges.
Q    How did you manage the Fund through the pandemic-induced market sell-offs that took place during the 12-month period ended July 31, 2020?
A     As a diversified*, multi-asset portfolio, the Fund’s performance has generally fallen between that of the Bloomberg Barclays Index, a pure bond index, and the MSCI Index, a pure equity index. That was the case in the first half of the 12-month period. However, the pandemic-dominated environment beginning in February 2020 abruptly altered the economic and financial cycles and shifted the global outlook from “slowly improving” to “severe recession.” The sudden reset created dislocations across markets for numerous asset classes, particularly equities. As the
*     Diversification does not assure a profit nor protect against loss.
6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

cross currents threw the various forecasts of economists and market analysts into question, investors grappled with finding a new equilibrium and a new normal in the wake of the dramatic sell-offs in March 2020. The dramatic shift in market conditions beginning in February contributed to the Fund's underperformance of both of its benchmarks for the full 12-month period.
Under those extreme market conditions, the Fund’s net asset value ended the 12-month period a bit higher than where it began, despite the benchmark-relative underperformance, while the average monthly per-share income distribution** of $0.050 remained intact.
With regard to specific management strategies during this challenging time, we actually began taking on a more cautious outlook in mid-February, and so we adopted a more defensive investment posture, reducing the portfolio’s net equity exposure by half – to just over 30% – by selling common stocks and increasing the Fund’s hedge positions. The stock sales from the portfolio, which took place across all industries, raised the Fund’s cash levels. We also allowed equity-linked notes (ELNs) in the portfolio to mature and run off, further reducing the Fund’s equity exposure. ELNs are products that combine a fixed-income investment with the potential for additional returns tied to the performance of underlying equities or equity-related securities. ELNs have become an increasingly common debt-classified instrument that seek to produce yield by selling volatility against a single equity, basket of equities, or equity index. They are, in effect, covered call strategies, in which a call option – or a contractual agreement to buy a security at a predetermined price and within a predetermined timeframe –against the underlying investment is sold to produce income. While ELNs still bear the price risk of the referenced stock(s), periods of elevated volatility may result in their offering substantially richer coupons, which in turn could help to mute volatility of net returns when compared to the actual stock shares. Of course, there is no assurance that investments in ELNs will be profitable.
As the scope of the COVID-19 situation came to be better understood, we began to perceive the markets as oversold amid the unprecedented fiscal and monetary support provided by governments and central banks, and so we reduced the Fund’s hedge positions and started redeploying the cash we had previously accumulated, at a measured pace. We identified what we believed were compelling investment ideas in both fixed-income and equity markets, which we felt offered attractive income and capital-appreciation opportunities. Within fixed income, we increased the Fund’s
**    Distributions are not guaranteed.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 7

exposure to investment-grade corporate bonds, high-yield bonds, and securitized asset classes in response to the widening credit spreads caused by the earlier liquidity stress in the markets. We also added back some of the positioning in ELNs, which had begun offering richer yields when volatility spiked. (Credit spreads are commonly defined as the difference in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Within equities, we broadly diversified the Fund’s exposure to developed market stocks across various sectors, with an emphasis on financials, communication services, and health care. We also increased the portfolio’s exposure to consumer staples and U.S. utilities stocks, as we believed valuations in those sectors were favorable and dividends*** were attractive. The Fund’s allocation to emerging markets equities remained small, with positions primarily in Asian financial companies and some Russian energy firms, where we felt that both yields and valuations were attractive.
Overall, the strategies deployed during the worst of the market turmoil benefited the Fund’s benchmark-relative performance, given the rally we saw over the final months of the period, but those positives were not enough to overcome the negative factors that detracted from relative returns for the full 12 months.
Q    Did the Fund have exposure to derivative investments during the 12-month period ended July 31, 2020, and did the derivatives have an effect on the Fund’s benchmark-performance?
A    Yes, the use of equity hedges detracted from the Fund’s benchmark-relative returns during the first half of the 12-month period when equities rallied, but the hedges aided relative performance during the tumultuous market correction from late-February into late-March 2020. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, offset with investments in equity index futures, such as Standard & Poor’s 500 options.) Essentially, the contrasting performance of the equity hedges over the different halves of the 12-month period resulted in an overall neutral effect on benchmark-relative results. We continue to believe our hedging strategy may help to mitigate the market-volatility risks associated with holding common stocks in the portfolio over the long term.
***   Dividends are not guaranteed.
8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Q    Yields fell dramatically during the 12-month period ended July 31, 2020. In that environment, how did you maintain the Fund’s competitive yield, which has consistently fallen in the 5.50% to 6.00% range since its inception?
A    During the 12-month period, we focused on global fixed-income and equity investment strategies designed to help us to deliver on the Fund’s primary goal of maintaining a high level of monthly income for shareholders, without having to dip into the markets for higher-risk, lower-subordinated assets. Our tactical allocation decisions included investments in high-yield bonds, ELNs, securitized credit, and dividend-paying stocks. The Fund’s positions in ELNs were especially beneficial, given the double-digit yields they offered, which helped to offset the yield compression experienced by other income-producing securities over the 12-month period.
In addition to the average monthly distribution of $0.050 per share, mentioned earlier, the Fund made a special distribution of $0.0893 per share in December 2019, which included the usual $0.0500 monthly distribution as well as an extra $0.0393 payout, which was the result of higher-than-expected income generated by the portfolio’s fixed-income holdings.
Q    What is your outlook for the coming months?
A    Despite the recent rally in the equity markets, we continue to see the COVID-19 pandemic and its effects on the global economy as a headwind.
The divergence between the performance of the equity markets and recent economic data and corporate earnings releases is also concerning, in our view. On the other hand, the massive amounts of fiscal and monetary stimulus provided by governments and central banks have helped boost investors’ appetite for riskier assets.
Against that backdrop, we believe the announcement of a successful vaccine or some more effective treatments for the COVID-19 virus would be a game changer in what is essentially a health crisis, not an economic crisis. In that vein, should some positive news on the vaccine or therapeutic fronts be forthcoming, we believe we could see the equity market rally broaden beyond the outperforming information technology growth sectors to include stocks in the more cyclical and value-oriented segments.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 9

The Fund’s flexible, go-anywhere investment approach allows us to adapt to changing market conditions and to pursue both monthly income and total-return performance over time. We believe our diversified investment approach gives us a large playbook that we can utilize to find what we view as some of our best investment opportunities, in either up or down markets.
Please refer to the Schedule of Investments on pages 22–45 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Equity-linked notes (ELNs) may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.
Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
Investments in equity securities are subject to price fluctuation.
Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.
The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.
The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 11

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Portfolio Summary | 7/31/20

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	CenturyLink, Inc., 7.65%, 3/15/42	3.00%
2.	CenturyLink, Inc., 7.6%, 9/15/39	2.79
3.	Unilever NV	2.66
4.	CenterPoint Energy, Inc.	2.06
5.	KB Financial Group, Inc.	2.03
6.	AbbVie, Inc.	1.65
7.	Verizon Communications, Inc.	1.57
8.	Indonesia Treasury Bond, 8.75%, 5/15/31	1.50
9.	KDDI Corp.	1.48
10.	UBS AG (Facebook, Inc.), 8.17%, 11/10/20 (144A)	1.38

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 13

Prices and Distributions | 7/31/20

Net Asset Value per Share

Class	7/31/20	7/31/19
A	$10.17	$10.79
C	$10.13	$10.76
K	$10.47	$11.12
R	$10.19	$10.83
Y	$10.13	$10.77

Distributions per Share: 8/1/19–7/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.6393	$ —	$ —
C	$0.5560	$ —	$ —
K	$0.6864	$ —	$ —
R	$0.5720	$ —	$ —
Y	$0.6585	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.
14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg	MSCI
			Barclays	All
	Net	Public	U.S.	Country
	Asset	Offering	Aggregate	World
	Value	Price	Bond	ND
Period	(NAV)	(POP)	Index	Index
Since
inception
12/22/11	6.32%	5.75%	3.64%	9.65%
5 years	4.03	3.07	4.47	7.37
1 year	0.28	-4.23	10.12	7.20

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross		Net
0.98%		0.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 15

Performance Update | 7/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg	MSCI
			Barclays	All
			U.S.	Country
			Aggregate	World
	If	If	Bond	ND
Period	Held	Redeemed	Index	Index
Since
inception
12/22/11	5.44%	5.44%	3.64%	9.65%
5 years	3.18	3.18	4.47	7.37
1 year	-0.62	-0.62	10.12	7.20

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2020)
		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	ND
Period	(NAV)	Index	Index
Since
inception
12/22/11	6.87%	3.64%	9.65%
5 years	4.90	4.47	7.37
1 year	0.44	10.12	7.20

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 17

Performance Update | 7/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2020)
		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	ND
Period	(NAV)	Index	Index
Since
inception
12/22/11	5.99%	3.64%	9.65%
5 years	3.42	4.47	7.37
1 year	-0.57	10.12	7.20

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.68%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2020)
		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	ND
Period	(NAV)	Index	Index
Since
inception
12/22/11	6.49%	3.64%	9.65%
5 years	4.18	4.47	7.37
1 year	0.27	10.12	7.20

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.77%	0.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
       Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on actual returns from February 1, 2020, through July 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account Value	$961.27	$957.14	$961.88	$957.90	$960.16
(after expenses)
on 7/31/20
Expenses Paid	$4.14	$8.03	$2.83	$7.93	$3.17
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.65%, 0.58%, 1.63%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).
20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2020, through July 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account Value	$1,020.64	$1,016.66	$1,021.98	$1,016.76	$1,021.63
(after expenses)
on 7/31/20
Expenses Paid	$4.27	$8.27	$2.92	$8.17	$3.27
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.65%, 0.58%, 1.63%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 21

Schedule of Investments | 7/31/20

Shares		Value
UNAFFILIATED ISSUERS — 97.3%
COMMON STOCKS — 40.8% of Net Assets
Air Freight & Logistics — 0.5%
332,533	Cia de Distribucion Integral Logista Holdings SA	$ 6,167,827
	Total Air Freight & Logistics	$ 6,167,827
Automobiles — 0.6%
530,344	Fiat Chrysler Automobiles NV	$ 5,387,132
118,300	Subaru Corp.	2,230,250
	Total Automobiles	$ 7,617,382
Banks — 3.7%
1,943,941	ABN AMRO Bank NV (144A)	$ 16,090,158
365,900(a)	Grupo Financiero Banorte SAB de CV, Class O	1,312,212
390,900	ING Groep NV	2,715,913
893,839	KB Financial Group, Inc.	26,379,515
653,700	Mitsubishi UFJ Financial Group, Inc.	2,429,556
	Total Banks	$ 48,927,354
Biotechnology — 1.6%
226,499	AbbVie, Inc.	$ 21,497,020
	Total Biotechnology	$ 21,497,020
Capital Markets — 2.0%
395,576	AllianceBernstein Holding LP	$ 11,238,314
1,221,049	UBS Group AG	14,289,440
	Total Capital Markets	$ 25,527,754
Chemicals — 0.3%
2,117,467	Chevron Lubricants Lanka Plc	$ 821,431
136,195	Huntsman Corp.	2,519,607
	Total Chemicals	$ 3,341,038
Construction & Engineering — 0.6%
16,834,500	Sinopec Engineering Group Co., Ltd., Class H	$ 7,450,287
	Total Construction & Engineering	$ 7,450,287
Consumer Finance — 0.1%
85,605,500	BFI Finance Indonesia Tbk PT	$ 1,700,383
	Total Consumer Finance	$ 1,700,383
Diversified Telecommunication Services — 2.1%
218,871	AT&T, Inc.	$ 6,474,204
132,394	CenturyLink, Inc.	1,277,602
356,175	Verizon Communications, Inc.	20,472,939
	Total Diversified Telecommunication Services	$ 28,224,745

The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Shares		Value
Electric Utilities — 1.8%
1,980,608	EDP - Energias de Portugal SA	$ 10,000,969
26,060	FirstEnergy Corp.	755,740
502,397	PPL Corp.	13,373,808
	Total Electric Utilities	$ 24,130,517
Electrical Equipment — 0.8%
612,800	Mitsubishi Electric Corp.	$ 7,938,394
122,927	Prysmian S.p.A.	3,133,261
	Total Electrical Equipment	$ 11,071,655
Electronic Equipment, Instruments & Components — 0.5%
100,418(a)	Landis+Gyr Group AG	$ 6,153,198
	Total Electronic Equipment, Instruments & Components	$ 6,153,198
Equity Real Estate Investment Trusts (REITs) — 0.8%
19,447	Digital Realty Trust, Inc.	$ 3,122,021
1,544,500	Frasers Logistics & Commercial Trust	1,517,246
291,174	Lar Espana Real Estate Socimi SA	1,526,882
714,200	Mapletree Industrial Trust	1,694,227
1,817,030	Mapletree Logistics Trust	2,816,281
121,631	Wereldhave NV	1,048,459
	Total Equity Real Estate Investment Trusts (REITs)	$ 11,725,116
Food & Staples Retailing — 0.9%
530,357(a)	Magnit PJSC	$ 7,865,194
109,267	Walgreens Boots Alliance, Inc.	4,448,260
	Total Food & Staples Retailing	$ 12,313,454
Food Products — 0.8%
61,338	Danone SA	$ 4,086,751
193,797	Kraft Heinz Co.	6,662,741
	Total Food Products	$ 10,749,492
Health Care — 1.0%
93,765	Johnson & Johnson	$ 13,667,187
	Total Health Care	$ 13,667,187
Health Care Equipment & Supplies — 0.5%
65,666	Medtronic Plc	$ 6,335,456
	Total Health Care Equipment & Supplies	$ 6,335,456
Household Durables — 0.3%
52,100	Sony Corp.	$ 3,977,122
	Total Household Durables	$ 3,977,122
Industrial Conglomerates — 0.5%
54,950	Siemens AG	$ 7,014,053
	Total Industrial Conglomerates	$ 7,014,053

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 23

Schedule of Investments | 7/31/20 (continued)

Shares		Value
	Insurance — 1.9%
12,938	Allianz SE	$ 2,686,675
62,916	AXA SA	1,250,300
125,691	Hartford Financial Services Group, Inc.	5,319,243
656,856	Old Republic International Corp.	10,555,676
144,800	Power Corp. of Canada	2,571,266
381,442	RSA Insurance Group PLC	2,144,493
	Total Insurance	$ 24,527,653
	Internet & Direct Marketing Retail — 0.5%
145,000(a)	Alibaba Group Holding, Ltd.	$ 4,602,373
48,482	eBay, Inc.	2,680,085
	Total Internet & Direct Marketing Retail	$ 7,282,458
	IT Services — 0.7%
31,773	International Business Machines Corp.	$ 3,906,173
72,381	Paychex, Inc.	5,205,642
	Total IT Services	$ 9,111,815
	Leisure Products — 0.2%
5,751,000	Honma Golf, Ltd. (144A)	$ 2,441,282
	Total Leisure Products	$ 2,441,282
	Marine — 0.1%
143,960(a)	Fjord1 ASA (144A)	$ 716,746
	Total Marine	$ 716,746
	Metals & Mining — 0.9%
207,235	Rio Tinto Plc	$ 12,530,615
	Total Metals & Mining	$ 12,530,615
	Mortgage Real Estate Investment Trusts (REITs) — 1.8%
50,760	AGNC Investment Corp.	$ 690,336
460,130	Annaly Capital Management, Inc.	3,409,563
673,880	New Residential Investment Corp.	5,343,868
43,769	PennyMac Mortgage Investment Trust	825,046
1,031,650	Redwood Trust, Inc.	7,355,665
1,026,070	Two Harbors Investment Corp.	5,571,560
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 23,196,038
	Multi-Utilities — 2.0%
1,412,308	CenterPoint Energy, Inc.	$ 26,847,975
	Total Multi-Utilities	$ 26,847,975
	Oil, Gas & Consumable Fuels — 3.8%
849,277	Avance Gas Holding, Ltd. (144A)	$ 1,976,973
1,046,107	BW LPG, Ltd. (144A)	4,283,950
681,375	Energy Transfer LP	4,463,006
282,294	Enterprise Products Partners LP	4,968,375
58,036	LUKOIL PJSC (A.D.R.)	3,973,725

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Shares		Value
Oil, Gas & Consumable Fuels — (continued)
109,576	Magellan Midstream Partners LP	$ 4,436,732
174,329	Marathon Petroleum Corp.	6,659,368
374,615	MPLX LP	6,844,216
324,063	PBF Logistics LP	3,072,117
2,472,934	Rosneft Oil Co. PJSC (G.D.R.)	11,716,761
	Total Oil, Gas & Consumable Fuels	$ 52,395,223
Personal Products — 2.6%
587,494	Unilever NV	$ 34,670,530
	Total Personal Products	$ 34,670,530
Pharmaceuticals — 2.6%
33,600	Eisai Co., Ltd.	$ 2,695,432
88,307	Novartis AG	7,292,405
389,057	Pfizer, Inc.	14,970,913
27,980	Roche Holding AG	9,677,731
	Total Pharmaceuticals	$ 34,636,481
Real Estate Management & Development — 0.2%
118,870	Grand City Properties SA	$ 2,826,742
	Total Real Estate Management & Development	$ 2,826,742
Real Estate Management & Development — 0.1%
995	LEG Immobilien AG	$ 138,661
67,319	TAG Immobilien AG	1,762,684
	Total Real Estate Management & Development	$ 1,901,345
Semiconductors & Semiconductor Equipment — 0.6%
71,732	QUALCOMM, Inc.	$ 7,575,617
	Total Semiconductors & Semiconductor Equipment	$ 7,575,617
Software — 1.1%
267,141	Oracle Corp.	$ 14,812,968
	Total Software	$ 14,812,968
Technology Hardware, Storage & Peripherals — 0.2%
344,000	Asustek Computer, Inc.	$ 2,536,389
	Total Technology Hardware, Storage & Peripherals	$ 2,536,389
Tobacco — 0.5%
98,112	Altria Group, Inc.	$ 4,037,309
36,963	Philip Morris International, Inc.	2,839,128
	Total Tobacco	$ 6,876,437
Trading Companies & Distributors — 0.2%
35,000	Inaba Denki Sangyo Co., Ltd.	$ 802,259
9,028(a)	United Rentals, Inc.	1,402,680
	Total Trading Companies & Distributors	$ 2,204,939

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 25

Schedule of Investments | 7/31/20 (continued)

Shares		Value
Wireless Telecommunication Services — 1.4%
625,700	KDDI Corp.	$ 19,274,600
	Total Wireless Telecommunication Services	$ 19,274,600
TOTAL COMMON STOCKS
	(Cost $585,100,647)	$ 543,956,893
PREFERRED STOCKS — 0.2% of Net Assets
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
72,376(b)(c)	AGNC Investment Corp., 7.0% (3 Month USD
	LIBOR + 511 bps)	$ 1,703,007
1,783(c)	Two Harbors Investment Corp., 7.5%	38,531
2,276(c)	Two Harbors Investment Corp., 7.75%	50,441
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 1,791,979
TOTAL PREFERRED STOCKS
	(Cost $1,219,329)	$ 1,791,979

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 0.6%
	of Net Assets
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.0%, 7/17/37
	(144A)	$ 560,820
1,466,000	Amur Equipment Finance Receivables VIII LLC, Series
	2020-1A, Class D, 5.04%, 9/21/26 (144A)	1,473,976
1,500,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,547,433
29,268(b)	GE Mortgage Services LLC, Series 1997-HE1, Class A4,
	7.78%, 3/25/27	5,896
500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	475,000
1,250,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class E, 5.19%, 2/10/25 (144A)	1,255,865
2,750,000	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	2,756,903
	TOTAL ASSET BACKED SECURITIES
	(Cost $8,009,696)	$ 8,075,893
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 3.6% of Net Assets
1,600,000(b)	COLT Mortgage Loan Trust, Series 2020-2, Class M1,
	5.25%, 3/25/65 (144A)	$ 1,648,950
4,100,000(d)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.422% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	3,122,619
2,190,000(d)	Connecticut Avenue Securities Trust, Series 2019-R04,
	Class 2B1, 5.422% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	1,900,622
2,700,000(d)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.672% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	1,704,085

The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,683,949(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2016-C01, Class 1M2, 6.922% (1 Month USD
	LIBOR + 675 bps), 8/25/28	$ 1,756,516
2,561,019(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2016-C02, Class 1M2, 6.172% (1 Month USD
	LIBOR + 600 bps), 9/25/28	2,631,232
3,814,955(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2016-C05, Class 2M2, 4.622% (1 Month USD
	LIBOR + 445 bps), 1/25/29	3,874,851
3,190,000(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2017-C01, Class 1B1, 5.922% (1 Month USD
	LIBOR + 575 bps), 7/25/29	3,299,571
2,906,397(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2017-C01, Class 1M2, 3.722% (1 Month USD
	LIBOR + 355 bps), 7/25/29	2,928,410
5,454,363(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C04, Class 2M2, 2.722% (1 Month USD
	LIBOR + 255 bps), 12/25/30	5,242,447
762,177(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C06, Class 1M2, 2.172% (1 Month USD
	LIBOR + 200 bps), 3/25/31	733,363
3,155,000(d)	Freddie Mac Stacr Remic Trust, Series 2019-HQA4,
	Class B1, 3.122% (1 Month USD LIBOR +
	295 bps), 11/25/49 (144A)	2,813,579
3,340,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class M2, 2.022% (1 Month USD LIBOR +
	185 bps), 2/25/50 (144A)	3,163,426
3,500,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.272% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	3,353,250
2,700,000(d)	Freddie Mac Stacr Trust, Series 2019-DNA1, Class B2,
	10.922% (1 Month USD LIBOR +
	1,075 bps), 1/25/49 (144A)	2,520,321
2,790,000(d)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	10.672% (1 Month USD LIBOR +
	1,050 bps), 3/25/49 (144A)	2,564,780
1,000,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.422% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	1,021,832
1,000,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.422% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	939,631
2,150,173(d)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-HQA1, Class M3, 6.522% (1 Month USD
	LIBOR + 635 bps), 9/25/28	2,227,516
20,189	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	12,059

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 27

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
COLLATERALIZED MORTGAGE
OBLIGATIONS — (continued)
176,418	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	$ 8,354
31,561	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B3, 5.25%, 11/25/32 (144A)	—
310,000(b)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 4/25/60 (144A)	289,784
430,000(b)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 4/25/60 (144A)	387,999
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $46,847,937)	$ 48,145,197
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.2% of Net Assets
2,500,000(d)	Multifamily Connecticut Avenue Securities Trust, Series
2020-1, Class M10, 3.922% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	$ 2,271,215
617,727(b)	Sutherland Commercial Mortgage Loans,
	Series 2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	613,022
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,639,050)	$ 2,884,237
CORPORATE BONDS — 26.7% of Net Assets
Advertising — 0.2%
3,444,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 3,263,190
	Total Advertising	$ 3,263,190
Aerospace & Defense — 0.5%
5,250,000	Boeing Co., 2.3%, 8/1/21	$ 5,283,006
1,673,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,330,035
	Total Aerospace & Defense	$ 6,613,041
Airlines — 0.1%
1,720,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	$ 1,780,200
	Total Airlines	$ 1,780,200
Apparel — 0.0%†
275,000	NIKE, Inc., 3.375%, 3/27/50	$ 333,902
	Total Apparel	$ 333,902
Auto Parts & Equipment — 0.7%
290,000	Adient US LLC, 9.0%, 4/15/25 (144A)	$ 322,262
5,468,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	5,511,088
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,741,972
1,875,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	2,115,225
	Total Auto Parts & Equipment	$ 9,690,547

The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Banks — 4.1%
2,324,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	$ 2,318,190
4,895,000	Goldman Sachs Group, Inc., 5.75%, 1/24/22	5,266,940
8,650,000(b)(c)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	9,022,382
8,676,000(b)(c)	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
	Rate + 450 bps)	9,218,250
8,125,000(b)(c)	Natwest Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)	9,160,938
2,350,000(b)(c)	Natwest Group Plc, 8.625% (5 Year USD Swap
	Rate + 760 bps)	2,455,256
4,835,000	Nordea Bank Abp, 4.875%, 5/13/21 (144A)	4,991,348
2,920,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,788,600
8,600,000(b)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	9,125,546
	Total Banks	$ 54,347,450
	Building Materials — 0.5%
1,521,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,673,100
2,387,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,540,341
2,627,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	2,893,956
	Total Building Materials	$ 7,107,397
	Chemicals — 1.0%
4,008,000	CF Industries, Inc., 5.375%, 3/15/44	$ 4,891,363
2,000,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	7.0%, 4/15/25 (144A)	2,070,000
1,765,000	Olin Corp., 9.5%, 6/1/25 (144A)	2,012,100
1,290,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,376,972
1,643,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	1,647,108
	Total Chemicals	$ 11,997,543
	Coal — 0.3%
4,190,000	SunCoke Energy Partners LP/SunCoke Energy
	Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 3,854,800
	Total Coal	$ 3,854,800
	Commercial Services — 1.1%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 2,506,478
4,343,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	4,329,971
6,117,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	6,667,530
1,565,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,580,650
	Total Commercial Services	$ 15,084,629

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 29

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — 0.4%
3,000,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	$ 3,263,400
1,355,000	OneMain Finance Corp., 8.875%, 6/1/25	1,527,763
	Total Diversified Financial Services	$ 4,791,163
	Electric — 0.2%
2,568,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	$ 2,741,340
	Total Electric	$ 2,741,340
	Electrical Components & Equipment — 0.1%
765,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 839,503
535,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	584,488
	Total Electrical Components & Equipment	$ 1,423,991
	Engineering & Construction — 0.3%
3,155,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 3,341,934
	Total Engineering & Construction	$ 3,341,934
	Entertainment — 0.8%
1,080,000	Colt Merger Sub, Inc., 8.125%, 7/1/27 (144A)	$ 1,100,250
3,419,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	3,376,980
1,505,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	1,602,825
4,396,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	4,402,990
	Total Entertainment	$ 10,483,045
	Environmental Control — 0.3%
1,518,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	$ 1,700,615
3,342,000	Tervita Corp., 7.625%, 12/1/21 (144A)	2,640,180
	Total Environmental Control	$ 4,340,795
	Food — 1.0%
3,443,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$ 3,374,140
1,850,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	2,067,375
1,760,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 5.5%, 1/15/30 (144A)	1,940,400
3,859,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	3,878,295
920,000	Simmons Foods, Inc., 7.75%, 1/15/24 (144A)	967,150
	Total Food	$ 12,227,360
	Forest Products & Paper — 0.6%
3,894,000	Mercer International, Inc., 7.375%, 1/15/25	$ 3,923,205
4,236,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	4,497,065
	Total Forest Products & Paper	$ 8,420,270

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Healthcare-Services — 0.8%
465,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	$ 501,038
1,482,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	1,645,316
4,350,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	4,612,305
2,361,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,514,465
1,678,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	1,703,170
	Total Healthcare-Services	$ 10,976,294
	Holding Companies-Diversified — 0.2%
2,710,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 2,439,000
	Total Holding Companies-Diversified	$ 2,439,000
	Home Builders — 1.1%
3,921,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 3,936,645
245,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	263,434
590,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	590,000
4,258,000	KB Home, 7.625%, 5/15/23	4,683,800
5,033,000	M/I Homes, Inc., 4.95%, 2/1/28	5,171,408
	Total Home Builders	$ 14,645,287
	Iron/Steel — 0.5%
2,700,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 2,713,500
3,397,000	Commercial Metals Co., 5.375%, 7/15/27	3,541,610
	Total Iron/Steel	$ 6,255,110
	Leisure Time — 0.0%†
215,000	Carnival Corp., 10.5%, 2/1/26 (144A)	$ 222,525
	Total Leisure Time	$ 222,525
	Lodging — 0.1%
925,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 1,019,701
	Total Lodging	$ 1,019,701
	Machinery-Diversified — 0.2%
385,000	Deere & Co., 3.75%, 4/15/50	$ 501,486
2,886,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	2,824,672
	Total Machinery-Diversified	$ 3,326,158
	Media — 1.1%
441,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital, 4.464%, 7/23/22	$ 469,875
4,323,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	3,890,700
4,940,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	2,704,650

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 31

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Media — (continued)
8,140,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	$ 8,137,558
	Total Media	$ 15,202,783
	Mining — 0.6%
1,908,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	$ 1,913,152
1,315,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	1,328,150
905,000	Hecla Mining Co., 7.25%, 2/15/28	961,563
2,379,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	2,408,737
1,265,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	1,280,813
530,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	546,589
	Total Mining	$ 8,439,004
	Miscellaneous Manufacturers — 0.0%†
226,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 232,780
	Total Miscellaneous Manufacturers	$ 232,780
	Oil & Gas — 0.9%
3,445,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	$ 3,319,912
3,660,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	3,595,950
2,676,000	Parsley Energy LLC/Parsley Finance Corp., 5.375%,
	1/15/25 (144A)	2,755,477
3,932,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
	2/15/28 (144A)	3,152,284
115,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	128,510
ARS 22,000,000	YPF SA, 16.5%, 5/9/22 (144A)	197,746
	Total Oil & Gas	$ 13,149,879
	Oil & Gas Services — 0.6%
1,711,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	$ 1,751,140
3,449,000	FTS International, Inc., 6.25%, 5/1/22	974,342
4,654,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	4,757,738
	Total Oil & Gas Services	$ 7,483,220
	Packaging & Containers — 0.2%
2,350,000	Sealed Air Corp., 6.875%, 7/15/33 (144A)	$ 2,855,250
	Total Packaging & Containers	$ 2,855,250
	Pharmaceuticals — 0.5%
85,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	$ 85,000
989,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	1,075,537
2,554,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	2,809,400
1,845,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	1,962,397
	Total Pharmaceuticals	$ 5,932,334

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Pipelines — 0.8%
3,619,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 3,365,670
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,999,250
458,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	247,320
3,328,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	1,847,040
2,218,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	2,185,174
400,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	387,000
690,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	667,575
	Total Pipelines	$ 10,699,029
	Retail — 0.4%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 2,973,300
2,491,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	2,353,198
	Total Retail	$ 5,326,498
	Semiconductors — 0.5%
6,154,000	Micron Technology, Inc., 2.497%, 4/24/23	$ 6,424,923
	Total Semiconductors	$ 6,424,923
	Telecommunications — 6.0%
31,710,000	CenturyLink, Inc., 7.6%, 9/15/39	$ 36,377,078
34,302,000	CenturyLink, Inc., 7.65%, 3/15/42	39,104,280
3,389,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	3,654,698
	Total Telecommunications	$ 79,136,056
	TOTAL CORPORATE BONDS
	(Cost $329,539,207)	$ 355,608,428
	FOREIGN GOVERNMENT BONDS — 3.8%
	of Net Assets
	Indonesia — 3.8%
IDR210,820,000,000	Indonesia Treasury Bond, 8.375%, 3/15/24	$ 15,656,995
IDR256,483,000,000	Indonesia Treasury Bond, 8.75%, 5/15/31	19,591,085
IDR204,753,000,000	Indonesia Treasury Bond, 9.0%, 3/15/29	15,827,687
	Total Indonesia	$ 51,075,767
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $48,714,455)	$ 51,075,767
	INSURANCE-LINKED SECURITIES — 1.4%
	of Net Assets(e)
	Event Linked Bonds — 0.2%
	Earthquakes – U.S. — 0.0%†
400,000(d)	Acorn Re 2018-1, 2.821% (3 Month USD LIBOR +
	275 bps), 11/10/21 (144A)	$ 397,320

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 33

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
Health – U.S. — 0.0%†
700,000(d)	Vitality Re VIII, 2.086% (3 Month U.S. Treasury Bill +
	200 bps), 1/8/21 (144A)	$ 588,000
Multiperil – U.S. — 0.1%
700,000(d)	Bonanza RE, 4.836% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 685,300
Multiperil – U.S. Regional — 0.1%
750,000(d)	Long Point Re III 2018, 2.836% (3 Month U.S. Treasury
	Bill + 275 bps), 6/1/22 (144A)	$ 735,675
Pandemic – U.S. — 0.0%†
250,000(d)	Vitality Re XI, 1.886% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 210,000
	Total Event Linked Bonds	$ 2,616,295

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Multiperil – U.S. — 0.2%
1,800,000+(a)(f)	Ballybunion Re, 2/28/21	$ 1,827,583
300,000+(a)(f)	Dingle Re 2019, 2/1/21	306,158
250,000+(a)(f)	Dingle Re 2020, 1/31/21	247,083
		$ 2,380,824
	Multiperil – U.S. & Canada — 0.1%
1,250,000+(a)(f)	Leven Re 2020, 1/31/21	$ 1,241,326
	Multiperil – Worldwide — 0.1%
700,000+(a)(f)	Cypress Re 2017, 1/10/21	$ 12,740
500,000+(a)(f)	Limestone Re, 3/1/24 (144A)	514,800
12,000+(f)	Limestone Re 2016-1, 8/31/21	35
12,000+(f)	Limestone Re 2016-1, 8/31/21	35
26,000+(f)	Limestone Re 2019-A, 9/9/22 (144A)	160,748
19,000+(f)	Limestone Re 2019-B, 9/9/22 (144A)	117,469
700,000+(a)(f)	Resilience Re, 5/1/21	70
300,000+(a)(f)	Walton Health Re 2019, 6/30/21	300,728
		$ 1,106,625
	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(f)	Oakmont Re 2017, 4/30/21	$ 7,350
	Total Collateralized Reinsurance	$ 4,736,125
	Industry Loss Warranties — 0.1%
	Multiperil – U.S. — 0.1%
1,250,000+(a)(f)	Scotscraig Re 2020, 1/31/21	$ 1,207,323
	Total Industry Loss Warranties	$ 1,207,323

The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 0.7%
	Multiperil – U.S. — 0.0%†
700,000+(a)(f)	Carnoustie Re 2016, 11/30/20	$ 18,900
1,500,000+(a)(f)	Carnoustie Re 2017, 11/30/21	197,700
1,500,000+(g)	Harambee Re 2019, 12/31/22	31,200
		$ 247,800
	Multiperil – Worldwide — 0.7%
2,400+(a)(f)	Alturas Re 2019-1, 3/10/23 (144A)	$ 50,116
12,149+(f)	Alturas Re 2019-2, 3/10/22	109,728
500,000+(a)(f)	Alturas Re 2020-2, 3/10/23	527,200
1,000,000+(a)(f)	Arlington Re 2015, 2/1/21	48,600
750,000+(f)	Bantry Re 2019, 12/31/22	25,473
900,000+(a)(f)	Berwick Re 2017-1, 2/1/21	29,790
46,259+(a)(f)	Berwick Re 2018-1, 12/31/21	5,630
1,391,977+(a)(f)	Berwick Re 2019-1, 12/31/22	1,502,241
15,000+(a)(f)	Eden Re II, 3/22/23 (144A)	129,567
1,000,000+(a)(f)	Eden Re II 2020, 3/22/24 (144A)	1,060,400
750,000+(f)	Gleneagles Re 2019, 12/31/22	16,760
1,250,000+(g)	NCM Re 2019, 12/31/22	145,250
1,200,000+(a)(f)	Pangaea Re 2015-1, 2/28/21	1,570
2,000,000+(f)	Pangaea Re 2015-2, 5/29/21	2,982
1,200,000+(f)	Pangaea Re 2016-1, 11/30/20	2,664
1,500,000+(a)(f)	Pangaea Re 2017-1, 11/30/21	150
1,250,000+(a)(f)	Pangaea Re 2019-1, 2/1/23	26,047
750,000+(a)(f)	Pangaea Re 2020-1, 2/1/24	777,150
300,000+(a)(f)	Sector Re V, 3/1/25 (144A)	309,630
200,000+(a)(f)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	94,211
1,000,000+(a)(f)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	1,004,942
1,000,000+(a)(f)	St. Andrews Re 2017-1, 2/1/21	67,800
608,294+(a)(f)	St. Andrews Re 2017-4, 6/1/21	59,856
1,500,000+(a)(g)	Thopas Re 2019, 12/31/22	267,900
1,000,000+(a)(g)	Thopas Re 2020, 12/31/23	1,061,000
1,500,000+(a)(f)	Versutus Re 2017, 11/30/21	—
1,600,000+(f)	Versutus Re 2019-B, 12/31/21	77,920
1,500,000+(g)	Viribus Re 2019, 12/31/22	58,950
1,000,000+(a)(g)	Viribus Re 2020, 12/31/23	1,070,900
600,000+(a)(f)	Woburn Re 2019, 12/31/22	280,819
		$ 8,815,246
	Total Reinsurance Sidecars	$ 9,063,046
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $16,800,983)	$ 17,622,789

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 35

Schedule of Investments | 7/31/20 (continued)

Shares		Value
EQUITY LINKED NOTES — 19.3% of Net Assets
Airlines — 0.2%
74,100	JP Morgan Structured Products (Southwest Airlines Co.),
	33.61%, 9/4/20 (144A)	$ 2,400,099
	Total Airlines	$ 2,400,099
Biotechnology — 0.6%
21,100	Credit Suisse AG London (TXG UN), 1/20/21	$ 1,816,847
4,400	Royal Bank of Canada (Regeneron Pharmaceuticals, Inc.),
	12.47%, 5/25/21 (144A)	2,649,328
12,000	UBS AG (Biogen, Inc.), 12.75%, 10/30/20 (144A)	3,296,760
	Total Biotechnology	$ 7,762,935
Building Products — 0.7%
76,400	Credit Suisse AG London (Owens Coming),
	7.55%, 1/26/21	$ 4,431,773
70,800	Wells Fargo Bank National Association (Owens
	Coming), 10.55%, 9/22/20	4,254,372
	Total Building Products	$ 8,686,145
Communications Equipment — 0.3%
343,900(a)	Wells Fargo Bank National Association (CommScope
	Holding Co., Inc.), 15.79%, 1/26/21 (144A)	$ 3,621,267
	Total Communications Equipment	$ 3,621,267
Electric Utilities — 0.2%
99,500	BNP Paribas Issuance (FirstEnergy Corp.),
	47.0%, 10/20/20	$ 2,996,940
	Total Electric Utilities	$ 2,996,940
Electrical Equipment — 0.4%
213,000	Goldman Sachs International (Prysmian S.p.A.), 1/26/21	$ 5,116,260
	Total Electrical Equipment	$ 5,116,260
Entertainment — 0.1%
338,000(a)	Goldman Sachs International (GameStop Corp.),
	28.12%, 1/20/21	$ 1,424,670
	Total Entertainment	$ 1,424,670
Food — 0.1%
45,300	Goldman Sachs International (Sysco Corp.),
	21.78%, 3/29/21	$ 1,497,074
	Total Food	$ 1,497,074
Food & Staples Retailing — 0.9%
GBP 153,700	Credit Suisse AG London (Associated British Foods
	Plc.), 12/14/20	$ 3,628,122
130,000	Credit Suisse AG London (Walgreens Boots Alliance,
	Inc.), 8.7%, 8/12/20	5,263,050
85,350	Credit Suisse AG London (Walgreens Boots Alliance,
	Inc.), 9.28%, 3/8/21	3,526,022
	Total Food & Staples Retailing	$ 12,417,194

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Shares		Value
	Hotels, Restaurants & Leisure — 0.8%
86,400	Credit Suisse AG London (Darden Restaurants, Inc.),
	34.0%, 3/26/21	$ 3,777,840
98,500	Morgan Stanley Finance LLC (Darden Restaurants, Inc.),
	5/3/21 (144A)	7,180,157
	Total Hotels, Restaurants & Leisure	$ 10,957,997
	Insurance — 0.8%
109,200	Credit Suisse AG London (Progressive Corp.),
	7.3%, 10/16/20	$ 8,825,162
18,500	Goldman Sachs International (The Progressive Corp.),
	15.28%, 3/29/21	1,417,803
	Total Insurance	$ 10,242,965
	Interactive Media & Services — 3.8%
6,000(a)	Goldman Sachs International (Alphabet, Inc. S.p.A.),
	5.64%, 1/13/21	$ 8,560,410
39,000	Merrill Lynch International & Co. CV (Facebook, Inc.),
	7.51%, 2/12/21	8,659,755
23,000	Royal Bank of Canada (Facebook, Inc.), 7.68%,
	1/20/21 (144A)	5,298,510
21,700	Royal Bank of Canada (Facebook, Inc.), 8.62%,
	11/24/20 (144A)	4,604,523
26,511	Royal Bank of Canada (Facebook, Inc.), 10.22%,
	3/23/21 (144A)	5,114,502
85,500	UBS AG (Facebook, Inc.), 8.17%, 11/10/20 (144A)	17,975,520
	Total Interactive Media & Services	$ 50,213,220
	Internet & Direct Marketing Retail — 4.4%
2,520	BNP Paribas Issuance (Booking Holdings, Inc.),
	6.44%, 1/26/21	$ 4,287,100
720	Citigroup Global Markets Holdings, Inc.
	(Amazon.com, Inc.), 12.35%, 3/29/21 (144A)	1,405,198
38,500	JP Morgan Structured Products (Alibaba Group
	Holding, Ltd.), 1/15/21	8,898,586
4,110	JP Morgan Structured Products (Amazon.com, Inc.),
	7.97%, 3/16/21	8,766,219
4,480(a)	Merrill Lynch International & Co. CV (Amazon.com,
	Inc.), 6.72%, 1/29/21	9,438,666
2,436	Merrill Lynch International & Co. CV (Amazon.com,
	Inc.), 6.84%, 2/11/21 (144A)	5,496,335
139,400	Morgan Stanley Finance LLC (eBay, Inc.), 6/24/21	7,042,488
2,730	Wells Fargo Bank National Association (Amazon.com,
	Inc.), 6.7%, 1/26/21	5,687,218
3,200(a)	Wells Fargo Bank National Association (Amazon.com,
	Inc.), 6.71%, 2/23/21	7,387,040
	Total Internet & Direct Marketing Retail	$ 58,408,850

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 37

Schedule of Investments | 7/31/20 (continued)

Shares		Value
IT Services — 1.6%
18,700	JP Morgan Structured Products (Arista Networks, Inc.),
	11.68%, 12/3/20	$ 3,984,970
32,100	Royal Bank of Canada (Advanced Micro Devices, Inc.),
	22.92%, 3/29/21 (144A)	1,330,577
204,000	Wells Fargo Bank National Association (Cognizant
	Technology Solutions Corp.), 9.7%, 3/19/21	11,962,560
194,000	Wells Fargo Bank National Association (OneMain
	Holdings, Inc.), 24.74%, 3/19/21	5,340,820
	Total IT Services	$ 22,618,927
Metals & Mining — 0.3%
92,800	BNP Paribas Issuance (Nucor Corp.), 8.39%, 1/15/21	$ 4,013,600
	Total Metals & Mining	$ 4,013,600
Mining — 0.8%
160,300(a)	UBS AG (Newmont Corp.), 15.05%, 4/22/21	$ 10,257,597
	Total Mining	$ 10,257,597
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
417,400(a)	Goldman Sachs International (New Residential Investment
	Corp.), 5/24/21	$ 2,665,517
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 2,665,517
Oil, Gas & Consumable Fuels — 0.2%
254,400	JP Morgan Structured Products (PBF Energy,
	Inc.), 1/20/21	$ 2,706,358
	Total Oil, Gas & Consumable Fuels	$ 2,706,358
Pharmaceuticals — 0.1%
19,000	Merrill Lynch International (Reata Pharmaceuticals, Inc.),
	36.39%, 9/29/20	$ 1,920,756
	Total Pharmaceuticals	$ 1,920,756
Semiconductors & Semiconductor Equipment — 1.0%
77,500	BNP Paribas Issuance (Micron Technology, Inc.),
	20.8%, 9/30/20	$ 3,907,162
43,800	BNP Paribas Issuance (Qualcomm, Inc.), 16.9%, 9/30/20	4,314,300
136,000	Credit Suisse AG London (Micron Technology,
	Inc.), 13.75%, 10/8/20	6,237,640
	Total Semiconductors & Semiconductor Equipment	$ 14,459,102
Software — 0.3%
76,100	Royal Bank of Canada (Oracle Corp.), 8.43%, 6/29/21	$ 4,164,192
	Total Software	$ 4,164,192
Technology Hardware, Storage & Peripherals — 0.2%
54,800	Merrill Lynch International & Co. CV (Netapp, Inc.), 12.43%,
	12/1/20	$ 2,553,954
	Total Technology Hardware, Storage & Peripherals	$ 2,553,954

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Shares		Value
Telecommunications — 0.3%
345,300	Wells Fargo Bank National Association (CommScope
	Holding Co., Inc.), 16.03%, 1/29/21	$ 3,611,838
	Total Telecommunications	$ 3,611,838
Textiles, Apparel & Luxury Goods — 0.5%
176,829	Goldman Sachs International (Moncler S.p.A.), 9.36%,
	11/29/20	$ 6,463,984
	Total Textiles, Apparel & Luxury Goods	$ 6,463,984
Trading Companies & Distributors — 0.2%
20,000	Citigroup Global Markets Holdings (United Rentals, Inc.),
	16.33%, 6/1/21 (144A)	$ 2,806,800
	Total Trading Companies & Distributors	$ 2,806,800
Wireless Telecommunication Services — 0.3%
17,300	Royal Bank of Canada (Arista Networks, Inc.), 12.22%,
	12/1/20 (144A)	$ 3,652,722
	Total Wireless Telecommunication Services	$ 3,652,722
TOTAL EQUITY LINKED NOTES
	(Cost $262,380,254)	$ 257,640,963
INVESTMENT COMPANY — 0.7% of Net Assets
2,738,698	Invesco Senior Income Trust	$ 9,694,991
TOTAL INVESTMENT COMPANY
	(Cost $11,950,685)	$ 9,694,991
RIGHTS/WARRANTS — 0.0%† of Net Assets
Electric Utilities — 0.0%†
EUR 1,980,608(a)(h)	EDP - Energias de Portugal SA, 8/6/20	$ 201,186
	Total Electric Utilities	$ 201,186
Health Care Providers & Services — 0.0%†
959,816(i)	ANR, Inc., 3/31/23	$ 2,399
	Total Health Care Providers & Services	$ 2,399
TOTAL RIGHTS/WARRANTS
	(Cost $—)	$ 203,585
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.3%
	(Cost $1,313,202,243)	$ 1,296,700,722

Change
			Net	in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)
AFFILIATED ISSUER — 0.5%
CLOSED-END FUND — 0.5% of Net Assets
606,507(j)	Pioneer Floating
	Rate Trust	$504,409	$(118,087)	$(420,928)	$ 5,877,053

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 39

Schedule of Investments | 7/31/20 (continued)

Shares		Value
TOTAL CLOSED-END FUND
	(Cost $6,655,049)	$ 5,877,053
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.5%
	(Cost $6,655,049)	$ 5,877,053
	OTHER ASSETS AND LIABILITIES — 2.2%	$ 29,816,720
	NET ASSETS — 100.0%	$ 1,332,394,495

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2020, the value of these securities amounted to $309,023,206, or 23.2% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2020.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2020.
(e)	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re 2018-1	4/24/19	$398,114	$397,320
Alturas Re 2019-1	12/20/18	2,400	50,117
Alturas Re 2019-2	12/19/18	12,149	109,729
Alturas Re 2020-2	1/1/20	500,000	527,200
Arlington Re 2015	6/1/15	—	48,600
Ballybunion Re	12/31/19	1,804,847	1,827,582
Bantry Re 2019	2/1/19	—	25,473
Berwick Re 2017-1	1/5/17	29,846	29,790
Berwick Re 2018-1	10/19/18	8,813	5,630
Berwick Re 2019-1	2/27/19	1,391,977	1,502,240
Bonanza RE	2/13/20	700,000	685,300
Carnoustie Re 2016	12/31/15	—	18,900
Carnoustie Re 2017	1/3/17	356,635	197,700
Cypress Re 2017	1/24/17	2,353	12,740
Dingle Re 2019	3/4/19	273,568	306,158
Dingle Re 2020	2/13/20	232,875	247,083
Eden Re II	12/14/18	15,000	129,567
Eden Re II 2020	12/23/19	1,000,000	1,060,400
Gleneagles Re 2019	1/24/19	—	16,760
Harambee Re 2019	12/20/18	—	31,200
Leven Re 2020	1/29/20	1,203,875	1,241,326
Limestone Re	12/27/18	500,000	514,800

The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Restricted Securities	Acquisition date	Cost	Value
Limestone Re 2016-1	12/15/16	$990	$35
Limestone Re 2016-1	12/15/16	990	35
Limestone Re 2019-A	12/27/18	26,000	160,748
Limestone Re 2019-B	12/15/16	19,000	117,469
Long Point Re III 2018	3/1/19	750,478	735,675
NCM Re 2019	12/27/18	6,805	145,250
Oakmont Re 2017	5/10/17	—	7,350
Pangaea Re 2015-1	12/30/14	—	1,570
Pangaea Re 2015-2	6/5/15	—	2,982
Pangaea Re 2016-1	12/29/15	—	2,664
Pangaea Re 2017-1	12/28/16	263,459	150
Pangaea Re 2019-1	1/9/19	13,123	26,047
Pangaea Re 2020-1	1/21/20	750,000	777,150
Resilience Re	2/8/17	339	70
Scotscraig Re 2020	1/29/20	1,128,594	1,207,323
Sector Re V	4/29/20	300,000	309,630
Sector Re V, Series 9, Class A	4/23/19	200,000	94,211
Sector Re V, Series 9, Class C	12/4/19	1,000,000	1,004,942
St. Andrews Re 2017-1	1/3/17	67,748	67,800
St. Andrews Re 2017-4	3/31/17	—	59,856
Thopas Re 2019	12/21/18	299,797	267,900
Thopas Re 2020	2/5/20	1,000,000	1,061,000
Versutus Re 2017	12/28/16	99,361	—
Versutus Re 2019-B	12/24/18	—	77,920
Viribus Re 2019	12/27/18	—	58,950
Viribus Re 2020	3/12/20	1,000,000	1,070,900
Vitality Re VIII	1/31/20	699,871	588,000
Vitality Re XI	1/31/20	248,133	210,000
Walton Health Re 2019	7/18/19	233,724	300,728
Woburn Re 2019	1/30/19	260,119	280,819
Total Restricted Securities			$17,622,789
% of Net assets			1.3%

(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	EDP - Energias de Portugal SA warrants are exercisable into 1,980,608 shares.
(i)	ANR, Inc. warrants are exercisable into 959,816 shares.
(j)	Pioneer Floating Rate Trust is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 41

Schedule of Investments | 7/31/20 (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased	In Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	38,075,029	EUR	(3,542,885)	Bank of	10/6/20	$4,977
				America NA
NOK	39,611,060	USD	(4,351,991)	Bank of	10/30/20	2,775
				America NA
PHP	1,018,206,332	USD	(20,280,975)	Goldman Sachs	8/27/20	404,012
				International
USD	13,240,000	CNY	(95,056,845)	Goldman Sachs	10/30/20	(309,788)
				International
AUD	24,625,507	NZD	(26,336,852)	JPMorgan Chase	9/3/20	139,443
				Bank NA
NOK	38,075,029	EUR	(3,513,494)	JPMorgan Chase	8/4/20	44,411
				Bank NA
RUB	459,216,378	USD	(6,402,523)	JPMorgan Chase	9/29/20	(251,245)
				Bank NA
SEK	81,677,854	EUR	(7,802,174)	JPMorgan Chase	9/3/20	106,158
				Bank NA
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$140,743

FUTURES CONTRACT
INDEX FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
336	S&P 500 E-MINI	9/18/20	$51,509,650	$54,826,800	$(3,317,150)
TOTAL FUTURES CONTRACT			$(51,509,650)	$(54,826,800)	$(3,317,150)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
AUD — Australian Dollar
CNY — China Yuan Renminbi
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP — Philippine Peso
RUB — Russian Ruble
SEK — Swedish Krona
The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$51,975,512	$52,060,022
Other Long-Term Securities	$1,696,702,475	$1,900,078,026

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2020, the Fund did not engage in any cross trade activity.
At July 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,330,408,390 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$86,027,751
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(117,034,773)
Net unrealized depreciation	$(31,007,022)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 43

Schedule of Investments | 7/31/20 (continued)
The following is a summary of the inputs used as of July 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Food & Staples Retailing	$4,448,260	$7,865,194	$—	$12,313,454
All Other Common Stocks	531,643,439	—	—	531,643,439
Preferred Stocks	1,791,979	—	—	1,791,979
Asset Backed Securities	—	8,075,893	—	8,075,893
Collateralized Mortgage
Obligations	—	48,145,197	—	48,145,197
Commercial Mortgage-Backed
Securities	—	2,884,237	—	2,884,237
Corporate Bonds	—	355,608,428	—	355,608,428
Foreign Government Bonds	—	51,075,767	—	51,075,767
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	2,380,824	2,380,824
Multiperil – U.S. & Canada	—	—	1,241,326	1,241,326
Multiperil – Worldwide	—	—	1,106,625	1,106,625
Windstorm – U.S. Regional	—	—	7,350	7,350
Industry Loss Warranties
Multiperil – U.S.	—	—	1,207,323	1,207,323
Reinsurance Sidecars
Multiperil – U.S.	—	—	247,800	247,800
Multiperil – Worldwide	—	—	8,815,246	8,815,246
All Other Insurance-Linked
Securities	—	2,616,295	—	2,616,295
Equity Linked Notes	—	257,640,963	—	257,640,963
Investment Companies	9,694,991	—	—	9,694,991
Rights/Warrants
Electric Utilities	201,186	—	—	201,186
Health Care
Providers & Services	—	2,399	—	2,399
Affiliated Closed-End Fund	5,877,053	—	—	5,877,053
Total Investments
in Securities	$553,656,908	$733,914,373	$15,006,494	$1,302,577,775
Other Financial Instruments
Net unrealized appreciation
on forward foreign currency
exchange contracts	$—	$140,743	$—	$140,743
Net unrealized depreciation
on futures contracts	(3,317,150)	—	—	(3,317,150)
Total Other
Financial Instruments	$(3,317,150)	$140,743	$—	$(3,176,407)

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/19	$19,483,969
Realized gain (loss)(1)	13,400
Changed in unrealized appreciation (depreciation)(2)	477,675
Accrued discounts/premiums	—
Purchases	10,420,529
Sales	(15,389,079)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 7/31/20	$15,006,494

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended July 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at July 31, 2020:	$488,829

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 45

Statement of Assets and Liabilities | 7/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,313,202,243)	$1,296,700,722
Investments in affiliated issuers, at value (cost $6,655,049)	5,877,053
Cash	11,012,173
Foreign currencies, at value (cost $2,749,221)	3,673,150
Futures collateral	2,670,000
Due from broker for futures	9,593,053
Net unrealized appreciation on forward foreign currency exchange contracts	140,743
Receivables —
Fund shares sold	841,565
Dividends	3,520,130
Interest	8,715,904
Other assets	48,324
Total assets	$1,342,792,817
LIABILITIES:
Payables —
Investment securities purchased	$5,002
Fund shares repurchased	5,404,453
Distributions	38,208
Trustees' fees	9,065
Forwards collateral	280,000
Variation margin for futures contracts	247,800
Net unrealized depreciation on futures contracts	3,317,150
Reserve for repatriation taxes	592,736
Due to affiliates	100,315
Accrued expenses	403,593
Total liabilities	$10,398,322
NET ASSETS:
Paid-in capital	$1,612,965,192
Distributable earnings (loss)	(280,570,697)
Net assets	$1,332,394,495
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $310,125,787/30,497,962 shares)	$10.17
Class C (based on $312,559,365/30,849,363 shares)	$10.13
Class K (based on $121,281,194/11,579,458 shares)	$10.47
Class R (based on $1,470,180/144,322 shares)	$10.19
Class Y (based on $586,957,969/57,920,100 shares)	$10.13
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.17 net asset value per share/100%-4.50%
maximum sales charge)	$10.65

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Statement of Operations
FOR THE YEAR ENDED 7/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $1,230,922)	$68,840,200
Dividends from unaffiliated issuers (net of foreign taxes
withheld $1,899,421)	35,092,827
Dividends from affiliated issuers	504,409
Total investment income		$104,437,436
EXPENSES:
Management fees	$7,356,241
Administrative expense	413,696
Transfer agent fees
Class A	170,146
Class C	245,150
Class K	93
Class R	5,329
Class Y	668,814
Distribution fees
Class A	851,749
Class C	3,595,515
Class R	8,101
Shareowner communications expense	89,465
Custodian fees	391,593
Registration fees	166,267
Professional fees	161,501
Printing expense	58,615
Pricing fees	13,735
Trustees’ fees	82,889
Insurance expense	21,886
Miscellaneous	184,644
Total expenses		$14,485,429
Less fees waived and expenses reimbursed by the Adviser		(369,890)
Net expenses		$14,115,539
Net investment income		$90,321,897
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(104,115,563)
Investments in affiliated issuers	(118,087)
Written options	54,161
Forward foreign currency exchange contracts	(1,413,405)
Futures contracts	15,153,261
Swap contracts	24,125
Other assets and liabilities denominated in
foreign currencies	(1,084,345)	$(91,499,853)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $92,961)	$(22,928,703)
Investments in affiliated issuers	(420,928)
Forward foreign currency exchange contracts	806,443
Futures contracts	2,840,585
Other assets and liabilities denominated in
foreign currencies	1,158,602	$(18,544,001)
Net realized and unrealized gain (loss) on investments		$(110,043,854)
Net decrease in net assets resulting from operations		$(19,721,957)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 47

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/20	7/31/19
FROM OPERATIONS:
Net investment income (loss)	$90,321,897	$91,966,450
Net realized gain (loss) on investments	(91,499,853)	(107,148,804)
Change in net unrealized appreciation (depreciation)
on investments	(18,544,001)	(12,973,976)
Net decrease in net assets resulting from operations	$(19,721,957)	$(28,156,330)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.64 and $0.62 per share, respectively)	$(21,061,508)	$(21,153,144)
Class C ($0.56 and $0.53 per share, respectively)	(19,400,160)	(20,933,948)
Class K ($0.69 and $0.67 per share, respectively)	(7,887,973)	(7,263,285)
Class R ($0.57 and $0.55 per share, respectively)	(89,191)	(36,686)
Class Y ($0.66 and $0.64 per share, respectively)	(44,672,048)	(42,050,353)
Total distributions to shareowners	$(93,110,880)	$(91,437,416)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$314,652,956	$770,447,213
Reinvestment of distributions	91,349,099	87,056,699
Cost of shares repurchased	(728,876,580)	(547,897,926)
Net increase (decrease) in net assets resulting
from Fund share transactions	$(322,874,525)	$309,605,986
Net increase (decrease) in net assets	$(435,707,362)	$190,012,240
NET ASSETS:
Beginning of year	$1,768,101,857	$1,578,089,617
End of year	$1,332,394,495	$1,768,101,857

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/20	7/31/20	7/31/19	7/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,668,449	$79,765,265	12,023,572	$133,782,388
Reinvestment of distributions	2,002,558	20,648,856	1,866,733	20,552,610
Less shares repurchased	(14,173,550)	(145,263,617)	(11,185,171)	(123,692,634)
Net increase
(decrease)	(4,502,543)	$(44,849,496)	2,705,134	$30,642,364
Class C
Shares sold	3,328,768	$35,335,764	10,250,682	$113,800,388
Reinvestment of distributions	1,868,959	19,216,209	1,873,854	20,567,362
Less shares repurchased	(13,662,815)	(140,288,919)	(10,807,055)	(118,984,752)
Net increase
(decrease)	(8,465,088)	$(85,736,946)	1,317,481	$15,382,998
Class K
Shares sold	154,206	$1,538,830	831,569	$9,263,238
Reinvestment of distributions	737,624	7,821,447	444,260	4,980,520
Less shares repurchased	(629,533)	(6,360,070)	(505,940)	(5,808,969)
Net increase	262,297	$3,000,207	769,889	$8,434,789
Class R
Shares sold	168,738	$1,770,339	43,471	$484,605
Reinvestment of distributions	8,324	86,230	2,539	28,009
Less shares repurchased	(109,829)	(1,157,078)	(16,508)	(181,371)
Net increase	67,233	$699,491	29,502	$331,243
Class Y
Shares sold	18,853,035	$196,242,758	46,491,174	$513,116,594
Reinvestment of distributions	4,228,360	43,576,357	3,727,511	40,928,198
Less shares repurchased	(43,225,023)	(435,806,896)	(27,275,193)	(299,230,200)
Net increase
(decrease)	(20,143,628)	$(195,987,781)	22,943,492	$254,814,592

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 49

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class A
Net asset value, beginning of period	$10.79	$11.59	$11.69	$10.57	$11.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.62	$0.62	$0.68	$0.67	$0.62
Net realized and unrealized gain (loss) on investments	(0.60)	(0.80)	(0.05)	0.99	(0.57)
Net increase (decrease) from investment operations	$0.02	$(0.18)	$0.63	$1.66	$0.05
Distributions to shareowners:
Net investment income	$(0.64)	$(0.62)	$(0.73)	$(0.54)	$(0.63)
Total distributions	$(0.64)	$(0.62)	$(0.73)	$(0.54)	$(0.63)
Net increase (decrease) in net asset value	$(0.62)	$(0.80)	$(0.10)	$1.12	$(0.58)
Net asset value, end of period	$10.17	$10.79	$11.59	$11.69	$10.57
Total return (b)	0.28%	(1.56)%	5.41%	16.13%	0.81%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.01%	5.58%	5.77%	6.07%	5.99%
Portfolio turnover rate	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$310,126	$377,722	$374,395	$238,281	$238,779
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	0.89%	0.87%	0.92%	0.94%
Net investment income (loss) to average net assets	5.97%	5.54%	5.75%	6.00%	5.90%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class C
Net asset value, beginning of period	$10.76	$11.56	$11.66	$10.55	$11.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.54	$0.53	$0.58	$0.57	$0.53
Net realized and unrealized gain (loss) on investments	(0.61)	(0.80)	(0.05)	0.99	(0.55)
Net increase (decrease) from investment operations	$(0.07)	$(0.27)	$0.53	$1.56	$(0.02)
Distributions to shareowners:
Net investment income	$(0.56)	$(0.53)	$(0.63)	$(0.45)	$(0.55)
Total distributions	$(0.56)	$(0.53)	$(0.63)	$(0.45)	$(0.55)
Net increase (decrease) in net asset value	$(0.63)	$(0.80)	$(0.10)	$1.11	$(0.57)
Net asset value, end of period	$10.13	$10.76	$11.56	$11.66	$10.55
Total return (b)	(0.62)%	(2.33)%	4.60%	15.12%	0.06%
Ratio of net expenses to average net assets	1.65%	1.64%	1.62%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets	5.20%	4.78%	4.94%	5.24%	5.16%
Portfolio turnover rate	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$312,559	$422,863	$439,179	$310,023	$304,609
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.66%	1.65%	1.62%	1.69%	1.69%
Net investment income (loss) to average net assets	5.19%	4.77%	4.94%	5.24%	5.16%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 51

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class K
Net asset value, beginning of period	$11.12	$11.95	$11.85	$10.69	$11.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.67	$0.67	$0.90	$0.72	$0.57
Net realized and unrealized gain (loss) on investments	(0.63)	(0.83)	(0.03)	1.01	(0.37)
Net increase (decrease) from investment operations	$0.04	$(0.16)	$0.87	$1.73	$0.20
Distributions to shareowners:
Net investment income	$(0.69)	$(0.67)	$(0.77)	$(0.57)	$(0.66)
Total distributions	$(0.69)	$(0.67)	$(0.77)	$(0.57)	$(0.66)
Net increase (decrease) in net asset value	$(0.65)	$(0.83)	$0.10	$1.16	$(0.46)
Net asset value, end of period	$10.47	$11.12	$11.95	$11.85	$10.69
Total return (b)	0.44%	(1.32)%	7.51%	16.65%	2.20%
Ratio of net expenses to average net assets	0.58%	0.56%	0.56%	0.63%	0.60%
Ratio of net investment income (loss) to average net assets	6.30%	5.87%	7.47%	6.46%	5.51%
Portfolio turnover rate	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$121,281	$125,831	$126,017	$558	$245
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.58%	0.57%	0.56%	0.63%	0.60%
Net investment income (loss) to average net assets	6.30%	5.86%	7.47%	6.46%	5.51%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class R
Net asset value, beginning of period	$10.83	$11.64	$11.74	$10.62	$11.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.53	$0.55	$0.51	$0.64	$0.59
Net realized and unrealized gain (loss) on investments	(0.60)	(0.81)	0.06	0.97	(0.58)
Net increase (decrease) from investment operations	$(0.07)	$(0.26)	$0.57	$1.61	$0.01
Distributions to shareowners:
Net investment income	$(0.57)	$(0.55)	$(0.67)	$(0.49)	$(0.59)
Total distributions	$(0.57)	$(0.55)	$(0.67)	$(0.49)	$(0.59)
Net increase (decrease) in net asset value	$(0.64)	$(0.81)	$(0.10)	$1.12	$(0.58)
Net asset value, end of period	$10.19	$10.83	$11.64	$11.74	$10.62
Total return (b)	(0.57)%	(2.22)%	4.89%	15.53%	0.41%
Ratio of net expenses to average net assets	1.63%	1.57%	1.37%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets	5.13%	4.92%	4.33%	5.74%	5.68%
Portfolio turnover rate	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$1,470	$835	$554	$1,751	$1,225
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.63%	1.59%	1.37%	1.37%	1.37%
Net investment income (loss) to average net assets	5.13%	4.90%	4.33%	5.74%	5.68%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 53

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class Y
Net asset value, beginning of period	$10.77	$11.57	$11.67	$10.56	$11.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.64	$0.64	$0.71	$0.70	$0.63
Net realized and unrealized gain (loss) on investments	(0.62)	(0.80)	(0.06)	0.97	(0.56)
Net increase (decrease) from investment operations	$0.02	$(0.16)	$0.65	$1.67	$0.07
Distributions to shareowners:
Net investment income	$(0.66)	$(0.64)	$(0.75)	$(0.56)	$(0.65)
Total distributions	$(0.66)	$(0.64)	$(0.75)	$(0.56)	$(0.65)
Net increase (decrease) in net asset value	$(0.64)	$(0.80)	$(0.10)	$1.11	$(0.58)
Net asset value, end of period	$10.13	$10.77	$11.57	$11.67	$10.56
Total return (b)	0.27%	(1.36)%	5.64%	16.27%	1.00%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	6.20%	5.83%	6.03%	6.38%	6.10%
Portfolio turnover rate	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$586,958	$840,851	$637,945	$319,117	$202,134
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.68%	0.68%	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets	6.17%	5.80%	6.02%	6.31%	6.04%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Notes to Financial Statements | 7/31/20
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 55

Fund adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is
56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes ill be solicited.
Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 57

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At July 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.    Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 59

to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2020, the Fund had accrued $592,736 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2020, the Fund reclassified $611,613 to increase distributable earnings/(loss) and $611,613 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At July 31, 2020, the Fund was permitted to carry forward indefinitely $130,188,267 of short-term losses and $119,767,969 of long-term losses.
The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$92,499,267	$91,437,416
Distribution in Excess	611,613	—
Total	$93,110,880	$91,437,416

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2020:

2020
Distributable earnings/(loss):
Capital loss carryforward	$(249,956,236)
Current year dividend payable	(38,208)
Net unrealized depreciation	(30,576,253)
Total	$(280,570,697)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and PFIC’s, the mark to market of forward currency and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $99,955 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
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G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which
62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.    Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more
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trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.    Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the
64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at July 31, 2020, if any, are disclosed in the Schedule of Investments.
J.    Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended July 31, 2020, was $924,061. There were no open purchased options contracts at July 31, 2020.
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K.   Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended July 31, 2020, was $(18,275). There were no open written options contracts at July 31, 2020.
L.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended July 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

The average market value of forward foreign currency exchange contracts open during the year ended July 31, 2020, was $26,598,379. Open forward foreign currency exchange contracts outstanding at July 31, 2020, are listed in the Schedule of Investments.
M.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended July 31, 2020, was $(195,019,941). Open futures contracts outstanding at July 31, 2020, are listed in the Schedule of Investments.
N.   Interest Rate Swap Contracts
The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based
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upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.
Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.
The average market value of interest swap contracts open during the year ended July 31, 2020, was $0. As of and for the year ended July 31, 2020, the Fund had no open interest rate swap contracts.
O.   Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion of the fund’s average daily net assets and 0.40% of the fund’s average daily net assets over $5 billion. For the year ended July 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer Floating Rate Trust, an affiliated fund managed by the Adviser. For the year ended July 31, 2020, the Adviser waived $47,455 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $44,271 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$20,562
Class C	21,353
Class K	44
Class R	3,627
Class Y	43,879
Total	$89,465

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $32,179 in distribution fees payable to the Distributor at July 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y
70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2020, CDSCs in the amount of $73,211 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2020, the Fund had no borrowings under the credit facility.
6. Transactions in Underlying Funds
An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the Fund assumes the following to be affiliated issuer:

					Change in
Underlying				Net	unrealized
Fund	Beginning			Realized	appreciation
(Affiliated)	Value	Purchases	Sales	gain (loss)	(depreciation)	Value
Pioneer Floating
Rate Trust	$8,116,886	$—	$1,700,818	$(118,087)	$(420,928)	$5,877,053
Total	$8,116,886	$—	$1,700,818	$(118,087)	$(420,928)	$5,877,053

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundipioneer.com/us.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 71

Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2020.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available for	Collateral	Collateral	of Derivative
Counterparty	Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$7,752	$—	$—	$—	$7,752
Goldman Sachs
International	404,012	(309,788)	—	—	94,224
JPMorgan Chase
Bank NA	290,012	(251,245)	—	—	38,767
Total	$701,776	$(561,033)	$—	$—	$140,743

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available for	Collateral	Collateral	of Derivative
Counterparty	Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$—	$—	$—	$—	$—
Goldman Sachs
International	309,788	(309,788)	—	—	—
JPMorgan Chase
Bank NA	251,245	(251,245)	—	—	—
Total	$561,033	$(561,033)	$—	$—	$—

(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	$—	$—	$140,743	$—	$—
Total Value	$—	$—	$140,743	$—	$—
Liabilities
Net unrealized
depreciation on
futures contracts	$—	$—	$—	$3,317,150	$—
Total Value	$—	$—	$—	$3,317,150	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$—	$—	$—	$(3,193,116)	$—
Written options	—	—	54,161	—	—
Forward foreign
currency exchange
contracts	—	—	(1,413,405)	—	—
Futures contracts	(60,890)	—	2,728,413	12,485,738	—
Swap contracts	24,125	—	—	—	—
Total Value	$(36,765)	$—	$1,369,169	$9,292,622	$—
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$2,267,476	$—	$—
Forward foreign
currency exchange
contracts	—	—	806,443	—	—
Futures contracts	—	—	—	2,840,585	—
Total Value	$—	$—	$3,073,919	$2,840,585	$—

*  Reflects the net realized gain (loss) on purchased option contracts (see Note 1l.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of
Pioneer Multi-Asset Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV (the “Trust”)), including the schedule of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 75

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
September 29, 2020
76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

ADDITIONAL INFORMATION (unaudited)
For the year ended July 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 14.41%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 20.83%.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 77

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation
78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 79

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69)	Trustee since 2011.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP	Chairman, The Lakeville Journal
Jr. (69)	Serves until a successor	(law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive
	earlier retirement	Vice President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 81

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (75) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government- sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 83

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); and Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2011. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2011. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2011. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2011. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/20 85

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2011. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 25962-08-0920

Pioneer Balanced ESG Fund
Annual Report | July 31, 2020
A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 3

Portfolio Management Discussion | 7/31/20
In the following interview, Walter Hunnewell, Jr., Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund (formerly Pioneer Classic Balanced Fund*) during the 12-month period ended July 31, 2020. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Zeno, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the 12-month period ended July 31, 2020?
A    Pioneer Balanced ESG Fund’s Class A shares returned 7.55% at net asset value during the 12-month period ended July 31, 2020, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg Barclays U.S. Government/Credit Bond Index (the Bloomberg Barclays Index), returned 11.96% and 12.06%, respectively. During the same period, the average return of the 683 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was 5.43%.
Q    How would you describe the investment environment in the domestic markets during the 12-month period ended July 31, 2020?
A    As the period opened in August 2019, the U.S. Federal Reserve (Fed) had embarked upon a series of reductions in the target range for the federal funds rate in an effort to counter the negative effects of the U.S.-China trade war on economic growth. Following up on its July 31, 2019, reduction in the federal funds target range – the U.S. central bank’s first rate cut in more than 10 years – the Fed once again lowered the federal funds target range by another quarter-point in mid-September. Despite the accommodative actions of the Fed, the mixed tone of U.S.-China trade negotiations continued to weigh on the performance of equity markets.
August and September 2019 saw periods when the U.S. Treasury yield curve inverted, meaning that along some portion of the curve, yields for securities with longer maturities were lower than yields available on securities with shorter maturities. Historically, market participants and
*    Effective September 1, 2019, Pioneer Classic Balanced Fund was renamed Pioneer Balanced ESG Fund, and the Fund adopted a new investment policy.
4 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

analysts have viewed a yield-curve inversion as a foreshadowing of a recession, and so uncertainty and heightened volatility in the credit markets soon followed.
The fourth quarter of 2019 saw a cooling in fixed-income market returns. In response, the Fed implemented a third consecutive quarter-point reduction in the federal funds target range at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed also signaled that the October reduction likely represented the end of its mid-cycle downward adjustment in rates. The yield curve steepened over the fourth quarter of 2019 as the Fed’s actions on interest rates appeared to have stabilized investor sentiment. More credit-sensitive areas of the fixed-income market outperformed interest-rate-sensitive securities heading into the end of the calendar year, on signs of stronger economic growth and an improved tone to the trade negotiations.
After a benign opening to 2020, financial markets experienced a historic disruption beginning in late-February as the COVID-19 virus, which first emerged in China, but quickly spread to Europe and the U.S. and reached pandemic status in March, all but shuttered the global economy as governments enacted lockdown measures in an attempt to control the virus’s spread. The S&P 500 lost more than one-third of its value between February 19 and March 23, 2020, as investors fled riskier assets and moved into so-called “safe havens,” such as U.S. Treasuries. The flight-to-safety drove U.S. Treasury yields to all-time lows, and significant selling in U.S. dollar (USD) fixed-income assets eventually stressed the markets and led to price dislocations in all segments, even U.S. Treasury bonds. As the markets’ “liquidity grab” gathered pace mid-March, historical asset-class return relationships broke down and performance became almost entirely correlated. (Correlation is the degree to which assets or asset class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions, through 0, absolutely independent, to 1, always moving together).
The liquidity stress during March was greatest in the securitized credit sectors of non-agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities (CMBS), which have historically had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, as well as by certain mutual funds, as concerns escalated over the effects of the pandemic on U.S. employment and on the ability of homeowners and businesses to service their mortgages.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 5

The policy response from both central banks and governments was swift, as they sought to keep businesses and consumers from going under. The Fed came off the sidelines and slashed the federal funds target range to near-zero in March, resurrected its 2008/2009 financial crisis-era lending facilities, and launched a wide-ranging bond purchase program. On the fiscal side, the U.S. Congress and the White House agreed on a $2.2 trillion stimulus package in late March, and provided additional stimulus during the second calendar quarter of 2020.
The extraordinary support forthcoming from policy makers in the wake of the pandemic heartened investors as the second quarter got underway. Market participants also appeared to grow increasingly optimistic that steps taken towards reopening the domestic and global economies would support something resembling a “V-shaped” recovery (a swift, sharp upturn). As a result, there was a resurgence in positive sentiment towards riskier assets in April and May, which allowed both stocks and the credit-sensitive areas of the fixed-income market to recover much of their earlier losses. June, however, saw some increased volatility and widening of credit spreads as COVID-19 cases rose in several U.S. states that had begun to reopen, but investor sentiment soon recovered as most governments resisted re-implementing full-scale lockdowns. In response, the S&P 500 Index ended July just below its all-time high. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
During the 12-month period, the information technology, consumer discretionary, health care, and communication services sectors led performance within the S&P 500, while energy, financials, industrials, and real estate turned in the worst performance. Within the Bloomberg Barclays U.S. Government/Credit Bond Index, U.S. Treasuries led performance, given the sharp decline in yields seen over the 12-month period.
Q    How did you position the Fund’s portfolio in that environment during the 12-month period ended July 31, 2020?
A    At the start of the period in August 2019, we had allocated 64% of the Fund’s assets to equities, with 36% in fixed-income securities. As of July 31, 2020, the equity allocation stood at roughly 61% in equities, with fixed income at roughly 39% of the Fund’s invested assets. The portfolio’s strategic target allocations typically have been 62.5% equity/37.5% fixed income.
6 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Q    Could you discuss your commitment to environmental, social, and governance (ESG) investing, and the reasoning behind the Fund’s recent name change?
A    ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With its focus on companies with sustainable business models, the portfolio follows an ESG-driven investment approach. The Fund’s name change to Pioneer Balanced ESG Fund, which became effective September 1, 2019, emphasizes our commitment to that process.
Per the prospectus, the Fund generally will not invest in companies significantly involved in certain business activities, including, but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, as well as the operation of coal mines, gambling casinos and other gaming businesses.
Additionally, the Fund’s management team uses an ESG screening process to evaluate a company’s business risks and opportunities across the ESG continuum. We view the “Governance” aspect of ESG as critically important, because we believe companies that take steps to manage risk exposures better than their competitors manage risks may experience less volatility, which in turn could help those firms outperform their peers during more difficult periods for both the economy and the markets. Governance assessment categories typically include corporate governance and business ethics (such as accounting principles), among other considerations.
In the “Environmental” category, we are particularly interested in water stress, toxic emissions, packaging materials and waste. The “Social” category includes, for example, evaluating a company’s deployment and treatment of human capital (such as employee turnover and morale), product safety, and social opportunities.
Q    What specific investments within the portfolio’s equity allocations had noteworthy effects on the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2020?
A    Among equities, stock selection (as distinguished from sector allocation) was the primary detractor from the Fund’s benchmark-relative performance during the 12-month period, with selection within information technology proving most challenging. Our investment strategy has emphasized diversification**, reasonable valuations, good

**   Diversification does not assure a profit nor protect against loss.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 7

ESG standings, and dividends***. Over the past 12 months, however, the S&P 500 has experienced narrow leadership by a handful of “big tech” and technology-related stocks with high valuations, and that has been a headwind to the Fund’s benchmark-relative performance. Stock selection within energy, which has been a reliable source of dividend income, also held back the Fund’s benchmark-relative results during the 12-month period as energy prices, particularly the price of crude oil, were extremely volatile. Positive stock selection in the real estate and consumer discretionary sectors only partially offset the disappointing results within information technology and energy.
With regard to individual equity positions, the biggest detractors from the Fund’s benchmark-relative performance during the 12-month period included an underweight position in Apple, and holdings of Motorola Solutions, Targa Resources, Verizon Communications, and Cedar Fair. While we recognize the many positive attributes offered by Apple, we maintained an underweight exposure to the stock versus the S&P 500 during the 12-month period, and the underweight detracted from relative performance as the shares performed quite well. In our view, Apple has attained the valuation of a consistently growing consumer staples company, rather than the valuation of either a more cyclical consumer discretionary or information technology company. We have struggled to foresee how Apple could grow its earnings meaningfully from this point forward. In addition, we appreciate the inherent risks of rapid obsolescence for many technologies, even for the very innovative products produced by Apple.
Motorola Solutions is a provider of radio and data communication services to first responders, governments, and industries. Concerns over possible reductions in local police funding in some U.S. cities, along with pandemic-related declines in demand from industries such as hospitality, weighed on Motorola’s share price during the 12-month period. We have retained the Fund’s position, based on our longer-term outlook for the company. Targa Resources, which holds a “wide moat” market position in the processing of natural gas liquids, saw its share price decline over the 12-month period as the energy industry struggled significantly due to pandemic-related demand reductions and an oil price war between Saudi Arabia and Russia. The company also eliminated its dividend during the 12-month period. The shares did recover strongly from their March low, albeit not to prior highs. We are closely evaluating Targa, while
***  Dividends are not guaranteed.
8 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

continuing to hold the Fund’s position. (A wide moat is a type of sustainable competitive advantage possessed by a business that makes it difficult for rivals to wear down its market share.)
Verizon Communications, one of the portfolio’s largest positions and a solid contributor of dividend income, has proved to be a drag on the Fund’s benchmark-relative performance during the stock market’s recent “V-shaped” recovery. We have retained the position. Finally, Cedar Fair is one of the leading national operators of outdoor amusement parks. The company has experienced pandemic-related attendance declines due to the restrictions on non-essential businesses and the social-distancing requirements implemented by many state governments, and so we are monitoring Cedar Fair’s path to a possible recovery.
On the positive side, the Fund’s benchmark-relative returns benefited from holdings of Amazon.com, Lam Research, Alphabet (parent of Google), Zoetis, and Ely Lilly during the 12-month period. Lam Research offers technology that is integral to the current trend in semiconductor manufacturing of vertical, rather than horizontal expansion. Zoetis is a leader in animal health medicine for both companion and livestock animals. Eli Lilly is a major pharmaceutical company with what appear to be promising new products aimed at the treatment of diabetes, obesity, and Alzheimer’s disease. In addition, a lack of portfolio exposure to AT&T, ExxonMobil, Boeing, and Chevron – all meaningful S&P 500 constituents that underperformed the market – contributed positively to the Fund’s relative performance during the 12-month period.
Overall, sector allocation decisions detracted from the Fund’s performance relative to the S&P 500, with the largest detractors being an underweight to information technology and an overweight to energy. The most beneficial allocation decisions were an overweight to consumer discretionary and an underweight to utilities. For the 12-month period, the Fund’s largest overweights versus the S&P 500 were in consumer discretionary, communication services, and health care, while the largest underweights were to utilities, information technology, and consumer staples. At nearly 23% of equity holdings, information technology was the Fund’s largest absolute weighting over the 12-month period, despite the underweight versus the S&P 500.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 9

Q    What investment strategies within the portfolio’s fixed-income allocations had noteworthy effects on the Fund’s benchmark-relative performance during the 12-month period ended July 31, 2020?
A    Within fixed income, the portfolio’s underweight to nominal U.S. Treasuries detracted significantly from the Fund’s benchmark-relative performance, as credit-sensitive securities underperformed in the flight-to-quality environment seen in the first quarter of 2020. We had based the Fund’s underweight to Treasuries on our view at the beginning of the calendar year that the U.S. economy was poised for strong performance in 2020, a forecast subsequently derailed by the emergence of COVID-19. Within investment-grade corporates, while the Fund’s overweight to industrials proved a headwind for relative returns, security selection results within the sector offset those negative effects. The portfolio’s positioning in utilities was a slight positive for relative returns, while positioning within financials had an essentially neutral impact on relative performance.
The Fund’s duration stance versus the Bloomberg Barclays Index detracted from relative results in the declining interest-rate environment that prevailed over the 12-month period, as we maintained an overall portfolio duration in a range modestly below that of the benchmark. The short-duration positioning constrained relative performance as Treasury yields fell. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q    Did the Fund have any exposure to derivative securities during the 12-month period ended July 31, 2020?
A    Yes, within the Fund’s fixed-income allocation, we invested in U.S. Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. The futures had a minimal impact on the Fund’s performance during the 12-month period, given the effects of declining interest rates on the portfolio’s duration positioning.
Q    Did the Fund’s yield, or distributions**** to shareholders, change during the 12-month period ended July 31, 2020?
A    No, the Fund’s distributions remained relatively stable over the 12-month period.
**** Distributions are not guaranteed.
10 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Q    Could you discuss some of the trading activity and other portfolio adjustments made in managing the portfolio during the 12-month period ended July 31, 2020?
A    Notable equity positions added to the Fund’s portfolio during the first half of the fiscal year ended July 31, 2020, included Verizon, Comcast, Wells Fargo, Quest Diagnostics, and Fidelity National Information Services. Comcast is a cable system operator and producer of entertainment content; Quest is an operator of blood labs and diagnostic testing services; and Fidelity National Information Services is an international provider of technology services – including payment processing and banking software – to banks and retail merchants.
Portfolio positions liquidated over the first half of the 12-month period included AT&T, Discover Financial Services, and video gamer Electronic Arts. We also trimmed the size of holdings of Microsoft and CME Group, a major financial-trading exchange.
Over the last six months of the period (February through July), we initiated a position in Bank of America, as we believed it had a reasonable valuation, an increasingly expense-conscious corporate culture, and unparalleled retail distribution. In contrast, we eliminated the portfolio’s position in JPMorgan Chase in order to fund the Bank of America purchase. Besides the greater opportunity we saw in shares of Bank of America, we had become concerned with what we viewed as deteriorating ESG-related factors for JPMorgan. We also initiated a position in Caterpillar, the manufacturer of heavy construction and earth-moving machinery. We have viewed Caterpillar as a well-managed business with shares selling at an unwarranted low valuation. We believe the company could post improving earnings in the years ahead. Another new holding in the portfolio over the second half of the 12-month period was Chubb, the large property & casualty insurer, as we thought the stock’s valuation did not reflect the improving pricing trends within that industry. In addition, we added Qualcomm, a communications semiconductor manufacturer, to the portfolio during the Fund’s fiscal year. While Qualcomm was a technological leader in early cell phone technologies, it fell behind and became embroiled in lawsuits regarding licensing. However, the period of legal uncertainty has passed, and we believe Qualcomm is in a position to benefit from the new 5G cell phone cycle. We also have increased the size of the portfolio’s positions in Lam Research and Medtronic.
In addition to selling the Fund’s shares of JPMorgan, over the last six months of the 12-month period, we also trimmed or eliminated positions in Amazon, Microsoft, Cisco Systems, MKS Instruments, and Zoetis. The
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 11

Fund continues to hold significant positions in both Amazon and Microsoft even after we reduced those exposures to help us pursue other opportunities. Cisco Systems was a case of scaling back the Fund’s benchmark-relative overweight due to earnings concerns. We eliminated MKS Instruments from the portfolio based on ESG-related issues, and reduced the size of the Fund’s Zoetis position based on valuation.
Within fixed income, we have focused on investments in what we view as higher-quality issuers with low sensitivity to the economic cycle, as well as issuers that appear to have felt fewer negative effects from the COVID-19-driven shutdowns. While valuations of securitized assets have not recovered to the same degree as valuations of corporate bonds, we continue to hold the Fund’s positions in those asset classes, as we believe there remains a liquidity premium in the securitized sectors, and we do not anticipate any meaningful impairment. The Fund did realize very modest losses on the sales of some securitized-asset positions during the 12-month period, which we made in order to fund purchases of new corporate bond issues coming to market at historically wide spreads, which in our view offered better risk/return profiles.
Q    What is your investment outlook?
A    The economic environment has continued to be one of heightened uncertainty in the midst of a global pandemic and an approaching U.S. presidential election. What is certain, in our opinion, is the magnitude of the efforts made by both monetary and fiscal policy makers to soften the blows to the economy caused by the COVID-19 situation. We believe much of the economic outlook depends on the success of the multi-pronged efforts to develop vaccines and therapeutic agents to either eradicate or at least effectively treat COVID-19. In the last few months, we have become more optimistic that drugs that could render COVID-19 manageable ultimately will be made available, and both the Fund’s current positioning and our recent trades (discussed earlier) reflect that belief.
We have been seeing opportunities in the market in what we believe are quality companies trading at prices well below levels that their normalized earnings figures would indicate. Nonetheless, we have remained cognizant of both the lasting burdens the pandemic has placed on the U.S. economy, and the far-reaching shifts in consumer behavior that have resulted from the lockdowns and the work-from-home environment.
12 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Within equities, at period-end, the Fund’s largest sector overweights versus the S&P 500 were in communication services, health care, and consumer discretionary, while the largest underweights were to utilities, information technology, and consumer staples. Information technology, at 25%, has continued to be the largest absolute sector weighting in the portfolio, followed by health care, at 16%, and consumer discretionary, at 13%.
Within fixed income, the combination of attractive spreads, positive economic momentum, and supportive supply-and-demand dynamics has led us to enter the Fund’s new fiscal year with a constructive stance on the credit-sensitive markets. We believe current spreads within corporate bonds and securitized assets potentially offer attractive long-term value across a number of sectors, but we also feel that security selection remains very important, given the partial recovery in spreads seen in the second quarter of 2020, and the ultimate dialing back of policy support from both governments and central banks.
Please refer to the Schedule of Investments on pages 24–53 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 13

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
14 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Portfolio Summary | 7/31/20

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc.	3.82%
2.	Amazon.com, Inc.	3.71
3.	U.S. Treasury Bills, 8/18/20	3.64
4.	Microsoft Corp.	3.43
5.	Verizon Communications, Inc.	2.79
6.	Bank of America Corp.	2.09
7.	Apple, Inc.	1.73
8.	Cisco Systems, Inc.	1.67
9.	Procter & Gamble Co.	1.57
10.	Motorola Solutions, Inc.	1.51

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 15

Prices and Distributions | 7/31/20
Net Asset Value per Share
Class	7/31/20	7/31/19
A	$9.72	$9.57
C	$9.65	$9.50
K	$9.71	$9.56
R	$9.75	$9.59
Y	$9.79	$9.64

Distributions per Share: 8/1/19–7/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1526	$0.0593	$0.3300
C	$0.0862	$0.0593	$0.3300
K	$0.1830	$0.0593	$0.3300
R	$0.1252	$0.0593	$0.3300
Y	$0.1906	$0.0593	$0.3300

Index Definitions
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 17–21.
16 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of July 31, 2020)

				Bloomberg
				Barclays
	Net	Public		U.S. Govern-
	Asset	Offering	S&P	ment/
	Value	Price	500	Credit Bond
Period	(NAV)	(POP)	Index	Index
10 years	8.91%	8.41%	13.84%	4.22%
5 years	6.99	6.01	11.49	5.01
1 year	7.55	2.71	11.96	12.06

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
1.06%	1.00%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 17

Performance Update | 7/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of July 31, 2020)
				Bloomberg
				Barclays
				U.S. Govern-
			S&P	ment/
	If	If Re-	500	Credit Bond
Period	Held	deemed	Index	Index
10 years	8.06%	8.06%	13.84%	4.22%
5 years	6.20	6.20	11.49	5.01
1 year	6.82	6.82	11.96	12.06

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.78%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
18 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg
			Barclays
	Net		U.S. Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	9.04%	13.84%	4.22%
5 years	7.26	11.49	5.01
1 year	7.93	11.96	12.06

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.80%	0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 19

Performance Update | 7/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg
			Barclays
	Net		U.S. Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	8.80%	13.84%	4.22%
5 years	6.79	11.49	5.01
1 year	7.32	11.96	12.06

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
1.76%	1.31%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
20 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Performance Update | 7/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of July 31, 2020)
			Bloomberg
			Barclays
	Net		U.S. Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	9.20%	13.84%	4.22%
5 years	7.27	11.49	5.01
1 year	7.95	11.96	12.06

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.83%	0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on actual returns from February 1, 2020 through July 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account	$1,018.85	$1,016.37	$1,020.23	$1,018.60	$1,021.09
Value (after expenses)
on 7/31/20
Expenses Paid	$4.97	$8.62	$3.26	$6.52	$3.27
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).

22 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2020 through July 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 2/1/20
Ending Account	$1,019.94	$1,016.31	$1,021.63	$1,018.40	$1,021.63
Value (after expenses)
on 7/31/20
Expenses Paid	$4.97	$8.62	$3.27	$6.52	$3.27
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 23

Schedule of Investments | 7/31/20
Shares		Value
UNAFFILIATED ISSUERS — 103.6%
COMMON STOCKS — 62.9% of Net Assets
Banks — 2.2%
300,701	Bank of America Corp.	$ 7,481,441
	Total Banks	$ 7,481,441
Beverages — 1.3%
33,837	PepsiCo., Inc.	$ 4,658,001
	Total Beverages	$ 4,658,001
Biotechnology — 1.6%
46,144	AbbVie, Inc.	$ 4,379,527
3,128(a)	Biogen, Inc.	859,230
	Total Biotechnology	$ 5,238,757
Capital Markets — 1.0%
8,362	CME Group, Inc.	$ 1,389,597
14,881	T.Rowe Price Group, Inc.	2,055,066
	Total Capital Markets	$ 3,444,663
Chemicals — 1.2%
35,914	Dow, Inc.	$ 1,474,629
17,329	FMC Corp.	1,837,740
47,834	Huntsman Corp.	884,929
	Total Chemicals	$ 4,197,298
Commercial Services & Supplies — 1.3%
73,233(a)	IAA, Inc.	$ 3,174,651
80,071	KAR Auction Services, Inc.	1,211,474
	Total Commercial Services & Supplies	$ 4,386,125
Communications Equipment — 3.3%
126,858	Cisco Systems, Inc.	$ 5,975,012
38,469	Motorola Solutions, Inc.	5,377,966
	Total Communications Equipment	$ 11,352,978
Diversified Telecommunication Services — 3.3%
157,013	CenturyLink, Inc.	$ 1,515,175
173,638	Verizon Communications, Inc.	9,980,712
	Total Diversified Telecommunication Services	$ 11,495,887
Electrical Equipment — 0.4%
15,998	Eaton Corp. Plc	$ 1,489,894
	Total Electrical Equipment	$ 1,489,894
Electronic Equipment,
Instruments & Components — 0.5%
19,769	TE Connectivity, Ltd.	$ 1,760,825
Total Electronic Equipment,
	Instruments & Components	$ 1,760,825

The accompanying notes are an integral part of these financial statements.
24 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Shares		Value
Equity Real Estate Investment Trusts (REITs) — 2.3%
11,877	Alexandria Real Estate Equities, Inc.	$ 2,108,761
22,784	Crown Castle International Corp.	3,798,093
2,929	Equinix, Inc.	2,300,671
	Total Equity Real Estate Investment Trusts (REITs)	$ 8,207,525
Financials — 0.3%
32,715	Charles Schwab Corp.	$ 1,084,502
	Total Financials	$ 1,084,502
Health Care — 1.0%
33,678	Medtronic Plc	$ 3,249,253
	Total Health Care	$ 3,249,253
Health Care Equipment & Supplies — 0.9%
11,440	Becton Dickinson and Co.	$ 3,218,530
	Total Health Care Equipment & Supplies	$ 3,218,530
Health Care Providers & Services — 2.4%
6,269	Anthem, Inc.	$ 1,716,452
43,811	CVS Health Corp.	2,757,464
29,919	Quest Diagnostics, Inc.	3,801,807
	Total Health Care Providers & Services	$ 8,275,723
Hotels, Restaurants & Leisure — 1.0%
45,571	Cedar Fair LP	$ 1,086,413
11,788	McDonald’s Corp.	2,290,173
	Total Hotels, Restaurants & Leisure	$ 3,376,586
Household Products — 2.2%
26,207	Colgate-Palmolive Co.	$ 2,023,180
42,840	Procter & Gamble Co.	5,617,181
	Total Household Products	$ 7,640,361
Industrial Conglomerates — 0.7%
15,533	Honeywell International, Inc.	$ 2,320,164
	Total Industrial Conglomerates	$ 2,320,164
Insurance — 3.4%
22,690	Chubb, Ltd.	$ 2,887,076
18,904	First American Financial Corp.	964,293
57,858	Progressive Corp.	5,226,892
63,347	Sun Life Financial, Inc.	2,468,632
	Total Insurance	$ 11,546,893
Interactive Media & Services — 3.9%
9,164(a)	Alphabet, Inc.	$ 13,635,574
	Total Interactive Media & Services	$ 13,635,574

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 25

Schedule of Investments | 7/31/20 (continued)
Shares		Value
	Internet & Direct Marketing Retail — 4.2%
4,635(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 1,163,478
4,183(a)	Amazon.com, Inc.	13,237,856
	Total Internet & Direct Marketing Retail	$ 14,401,334
	IT Services — 2.2%
11,703	Accenture Plc	$ 2,630,600
13,415	Automatic Data Processing, Inc.	1,782,988
21,463	Fidelity National Information Services, Inc.	3,140,252
	Total IT Services	$ 7,553,840
	Machinery — 2.0%
29,162	Caterpillar, Inc.	$ 3,875,047
71,565	Timken Co.	3,267,658
	Total Machinery	$ 7,142,705
	Media — 1.5%
120,527	Comcast Corp.	$ 5,158,556
	Total Media	$ 5,158,556
	Multiline Retail — 0.6%
10,273	Dollar General Corp.	$ 1,955,979
	Total Multiline Retail	$ 1,955,979
	Oil, Gas & Consumable Fuels — 1.4%
20,333	ConocoPhillips	$ 760,251
14,893	EOG Resources, Inc.	697,737
13,207	Phillips 66	819,098
66,410	Targa Resources Corp.	1,213,975
25,874	Valero Energy Corp.	1,454,895
	Total Oil, Gas & Consumable Fuels	$ 4,945,956
	Pharmaceuticals — 4.4%
92,923	AstraZeneca Plc (A.D.R.)	$ 5,183,245
24,885	Eli Lilly & Co.	3,739,966
39,803	Merck & Co., Inc.	3,193,793
21,982	Zoetis, Inc.	3,334,230
	Total Pharmaceuticals	$ 15,451,234
	Semiconductors & Semiconductor Equipment — 3.1%
8,446	Analog Devices, Inc.	$ 970,023
12,992	Lam Research Corp.	4,900,063
39,888(a)	Micron Technology, Inc.	1,996,594
27,090	QUALCOMM, Inc.	2,860,975
	Total Semiconductors & Semiconductor Equipment	$ 10,727,655

The accompanying notes are an integral part of these financial statements.
26 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Shares		Value
	Software — 4.5%
3,563(a)	ANSYS, Inc.	$ 1,106,668
9,211(a)	Guidewire Software, Inc.	1,083,766
59,715	Microsoft Corp.	12,242,172
7,345(a)	salesforce.com, Inc.	1,431,173
	Total Software	$ 15,863,779
	Specialty Retail — 1.9%
13,289	Home Depot, Inc.	$ 3,528,097
34,791	TJX Cos., Inc.	1,808,784
10,263	Tractor Supply Co.	1,464,941
	Total Specialty Retail	$ 6,801,822
	Technology Hardware, Storage & Peripherals — 2.2%
14,511	Apple, Inc.	$ 6,167,755
26,372	NetApp, Inc.	1,168,280
	Total Technology Hardware, Storage & Peripherals	$ 7,336,035
	Textiles, Apparel & Luxury Goods — 0.3%
79,256	Levi Strauss & Co.	$ 963,753
	Total Textiles, Apparel & Luxury Goods	$ 963,753
	Trading Companies & Distributors — 0.4%
9,507(a)	United Rentals, Inc.	$ 1,477,103
	Total Trading Companies & Distributors	$ 1,477,103
	TOTAL COMMON STOCKS
	(Cost $173,386,035)	$217,840,731
	CONVERTIBLE PREFERRED STOCK — 0.3% of
	Net Assets
	Financials — 0.3%
656(b)	Wells Fargo & Co., 7.5%	$ 886,584
	Total Financials	$ 886,584
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $984,522)	$ 886,584

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 2.5% of
	Net Assets
500,000	Ajax Mortgage Loan Trust, Series 2020-B, Class A1,
	0.0%, 5/25/59 (144A)	$ 499,983
100,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class C, 4.27%, 1/20/23 (144A)	103,885
300,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class D, 4.45%, 6/20/23 (144A)	311,530
200,000	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	202,930

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 27

Schedule of Investments | 7/31/20 (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 4.075% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	$ 238,873
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.295% (3 Month USD LIBOR + 702 bps),
	1/15/33 (144A)	221,462
341,108	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	332,661
250,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.275% (3
	Month USD LIBOR + 400 bps), 1/15/33 (144A)	239,562
190,918(d)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.0%,
	11/25/44 (144A)	190,447
100,000	Conn’s Receivables Funding LLC, Series 2019-B, Class B,
	3.62%, 6/17/24 (144A)	96,704
198,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	210,477
50,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	51,310
30,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	30,949
250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.622% (3 Month USD LIBOR + 435 bps),
	1/20/33 (144A)	225,038
143,741	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	145,849
177,598	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	176,846
570,000(c)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.181% (1 Month USD LIBOR + 200 bps), 7/17/37 (144A)	552,379
200,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	196,161
250,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.525% (3 Month USD LIBOR + 725 bps),
	1/15/33 (144A)	236,407
72,329	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	75,557
197,186	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.1%,
	4/20/46 (144A)	198,763
72,434	NFAS LLC, Series 2019-1, Class A, 4.172%,
	8/15/24 (144A)	70,905
200,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	202,835
250,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	255,621
250,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.277% (3 Month USD LIBOR + 190 bps),
	2/20/28 (144A)	239,487
300,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	310,614

The accompanying notes are an integral part of these financial statements.
28 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
210,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	$ 216,782
200,000	Republic FInance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	199,602
144,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	136,759
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.385% (3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	223,310
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.895% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	219,436
176,150	SpringCastle Funding Asset-Backed Notes, Series
	2019-AA, Class A, 3.2%, 5/27/36 (144A)	177,789
250,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	3.464% (3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	241,940
200,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2,
	3.25%, 6/25/57 (144A)	207,158
137,284(d)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	138,415
170,000	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	178,162
250,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	251,206
406,336	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	383,834
250,000	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	250,628
100,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	97,960
	TOTAL ASSET BACKED SECURITIES
	(Cost $8,667,585)	$ 8,540,216
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	4.2% of Net Assets
110,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 112,148
272,756(c)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
	0.712% (1 Month USD LIBOR + 54 bps), 8/25/35	272,663
115,743(c)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.772%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	114,602
81,858(c)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 2.022%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	81,104
150,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.922%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	147,890
100,000(d)	Bunker Hill Loan Depositary Trust, Series Class A2,
	Series 2020-1, Class A2, 2.6%, 2/25/55 (144A)	100,442
100,000(d)	Bunker Hill Loan Depositary Trust, Series Class A3,
	Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	100,435
100,000(d)	CIM Trust, Series 2020-J1, Class B1, 3.484%,
	7/25/50 (144A)	104,438

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 29

Schedule of Investments | 7/31/20 (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
627,102(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2,
	Class A1, 3.5%, 2/25/58 (144A)	$ 661,178
523,264(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 2.472% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	515,492
181,642(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.272% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	179,020
230,000(c)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.272% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	224,668
60,000(c)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M2, 2.222% (1 Month USD LIBOR +
	205 bps), 1/25/40 (144A)	56,933
150,000(c)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M2, 2.172% (1 Month USD LIBOR +
	200 bps), 1/25/40 (144A)	141,917
100,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.822% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	93,803
120,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.822% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	111,696
82,591(c)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.872% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	81,226
210,548(c)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.972% (1
	Month USD LIBOR + 180 bps), 4/25/29 (144A)	208,867
205,124(d)	EverBank Mortgage Loan Trust, Series 2013-2, Class A,
	3.0%, 6/25/43 (144A)	215,135
191,942(c)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.722% (1 Month USD LIBOR +
	255 bps), 12/25/30	184,485
88,141(c)	Federal Home Loan Mortgage Corp. REMICS,
	Series 1671, Class S, 0.825% (1 Month USD LIBOR +
	65 bps), 2/15/24	87,601
736,080	Federal Home Loan Mortgage Corp. REMICS,
	Series 3816, Class HA, 3.5%, 11/15/25	783,366
27,196(c)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3868, Class FA, 0.575% (1 Month USD LIBOR +
	40 bps), 5/15/41	27,269
212,718(c)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 6.375% (1 Month USD LIBOR +
	655 bps), 8/15/42	48,496
34,422(c)	Federal National Mortgage Association REMICS, Series
	2006-23, Class FP, 0.472% (1 Month USD LIBOR +
	30 bps), 4/25/36	34,373
26,476(c)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.492% (1 Month USD LIBOR +
	32 bps), 11/25/36	26,475

The accompanying notes are an integral part of these financial statements.
30 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
15,505(c)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.722% (1 Month USD LIBOR +
	55 bps), 9/25/37	$ 15,608
89,125(c)	Federal National Mortgage Association REMICS, Series
	2011-63, Class FG, 0.622% (1 Month USD LIBOR +
	45 bps), 7/25/41	89,862
369,211(d)	Flagstar Mortgage Trust, Series 2020-1INV, Class A3,
	3.0%, 3/25/50 (144A)	380,982
170,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class M2, 2.022% (1 Month USD LIBOR + 185 bps),
	2/25/50 (144A)	161,013
150,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.272% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	143,711
24,969(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	0.922% (1 Month USD LIBOR + 75 bps),
	10/25/48 (144A)	24,854
195,075(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
	2.622% (1 Month USD LIBOR + 245 bps),
	3/25/49 (144A)	189,579
57,914(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.522% (1 Month USD LIBOR + 235 bps), 2/25/49
	(144A)	55,823
310,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA3, Class M2, 2.672% (1 Month USD
	LIBOR + 250 bps), 3/25/30	307,259
833,287(e)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	81,586
542,250(c)(e)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.163% (1 Month USD LIBOR +
	335 bps), 1/20/50	51,041
44,390(c)	Home Re, Ltd., Series 2018-1, Class M1, 1.772% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	43,755
68,968(c)	Home Re, Ltd., Series 2019-1, Class M1, 1.822% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	68,037
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	100,250
327,742(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
	4.0%, 6/25/49 (144A)	337,331
516,736(d)	JP Morgan Mortgage Trust, Series 2020-3, Class A15,
	3.5%, 8/25/50 (144A)	528,383
496,623(d)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.05%, 8/25/50 (144A)	512,895
500,000(d)	JP Morgan Mortgage Trust, Series 2020-5, Class A3, 3.0%,
	12/25/50 (144A)	517,734
500,000(d)	JP Morgan Mortgage Trust, Series 2020-5, Class A15,
	3.0%, 12/25/50 (144A)	515,234
500,000	JP Morgan Wealth Management, Series 2020-ATR1,
	Class A3, 3.0%, 2/25/50 (144A)	516,094

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 31

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
908,798(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
	3.5%, 4/25/66 (144A)	$ 966,310
191,236(d)	New Residential Mortgage Loan Trust, Series
	2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	193,489
218,895(d)	New Residential Mortgage Loan Trust, Series
	2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	228,035
265,000(c)	NovaStar Mortgage Funding Trust, Series 2004-3,
	Class M4, 1.747% (1 Month USD LIBOR +
	158 bps), 12/25/34	259,383
376,775(d)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
	9/25/43 (144A)	393,519
5,888(c)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.572%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	5,877
191,559(c)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.122%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	187,585
360,000(c)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.922%
	(1 Month USD LIBOR + 175 bps), 2/25/30 (144A)	312,956
250,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	247,347
123,227(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	122,918
330,000(c)	STACR Trust, Series 2018-HRP2, Class M3, 2.572%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	311,827
750,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	791,790
650,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class A2,
	3.0%, 10/25/57 (144A)	684,875
241,659(d)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	244,596
430,000(d)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	431,588
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $14,622,388)	$ 14,738,848
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 2.1% of Net Assets
200,000(c)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A,
	1.225% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	$ 191,972
200,000(d)	BAMLL Commercial Mortgage Securities Trust, Series
	2016-FR14, Class A, 2.898%, 2/27/48 (144A)	200,697
500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	551,017
200,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	233,357
150,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS,
	3.352%, 12/15/62	165,771
150,000	Benchmark Mortgage Trust, Series 2020-B18, Class AM,
	2.335%, 7/15/53	155,205

The accompanying notes are an integral part of these financial statements.
32 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
399,634(c)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.425% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	$ 392,636
100,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	117,173
250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	275,834
248,926(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.525% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	210,213
199,141(c)	CHC Commercial Mortgage Trust 2019 - CHC, Series
	2019-CHC, Class D, 2.225% (1 Month USD LIBOR +
	205 bps), 6/15/34 (144A)	178,158
500,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	540,681
334,196	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	361,115
750,000	COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%,
	2/10/35 (144A)	802,014
2,616	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	2,547
400,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.325% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	390,140
100,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.059%, 7/25/27 (144A)	102,904
149,981(c)	FREMF Mortgage Trust, Series 2019-KF64, Class B,
	2.462% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	142,175
250,000(d)	FREMF Trust, Series 2018-KW04, Class B, 3.91%,
	9/25/28 (144A)	252,320
1,736,182(d)(e)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.767%, 10/16/58	104,798
290,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	314,561
200,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2016-JP2, Class A4, 2.822%, 8/15/49	215,991
375,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	397,313
250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	297,667
2,450,000(d)(e)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.113%, 6/15/51	24,437
300,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.418%, 7/11/40 (144A)	326,106
250,000(d)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	198,624
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $6,993,236)	$ 7,145,426

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 33

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	CORPORATE BONDS — 13.5% of Net Assets
	Advertising — 0.2%
226,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 273,676
300,000	Omnicom Group, Inc., 2.45%, 4/30/30	312,443
75,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	76,125
	Total Advertising	$ 662,244
	Aerospace & Defense — 0.1%
355,000	Raytheon Technologies Corp., 3.2%, 3/15/24 (144A)	$ 385,052
	Total Aerospace & Defense	$ 385,052
	Agriculture — 0.0%†
100,000	Cargill, Inc., 2.125%, 4/23/30 (144A)	$ 105,921
	Total Agriculture	$ 105,921
	Airlines — 0.0%†
142,718	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 131,023
140,000	Southwest Airlines Co., 2.625%, 2/10/30	127,917
	Total Airlines	$ 258,940
	Apparel — 0.0%†
110,000	Ralph Lauren Corp., 2.95%, 6/15/30	$ 116,497
	Total Apparel	$ 116,497
	Auto Manufacturers — 0.1%
300,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	$ 318,750
	Total Auto Manufacturers	$ 318,750
	Auto Parts & Equipment — 0.1%
204,000	BorgWarner, Inc., 2.65%, 7/1/27	$ 215,821
	Total Auto Parts & Equipment	$ 215,821
	Banks — 2.6%
200,000	ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)	$ 226,934
200,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	215,805
200,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	207,500
217,000(d)	Bank of America Corp., 4.083% (3 Month USD LIBOR +
	315 bps), 3/20/51	281,837
205,000(b)(d)	Bank of America Corp., 4.3% (3 Month USD
	LIBOR + 266 bps)	193,581
475,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	492,219
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	229,929
245,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	235,506
200,000	Cooperatieve Rabobank UA, 3.875%, 2/8/22	210,459
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	265,925

The accompanying notes are an integral part of these financial statements.
34 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
250,000	Credit Suisse AG, 2.1%, 11/12/21	$ 255,565
391,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	386,503
465,000(b)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	484,182
195,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD
	LIBOR + 120 bps), 9/29/25	212,736
140,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	165,683
200,000	HSBC Holdings Plc, 4.875%, 1/14/22	212,403
400,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	470,237
413,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	399,619
951,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	957,367
250,000	Morgan Stanley, 4.1%, 5/22/23	271,846
450,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	478,568
650,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	664,222
225,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	248,307
250,000	Truist Bank, 2.25%, 3/11/30	264,122
240,000(b)(d)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	260,400
240,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	254,666
65,000(b)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	67,031
	Total Banks	$ 8,613,152
	Building Materials — 0.1%
116,000	Carrier Global Corp., 2.7%, 2/15/31 (144A)	$ 122,284
118,000	Carrier Global Corp., 2.722%, 2/15/30 (144A)	124,704
20,000	Lennox International, Inc., 1.35%, 8/1/25	20,190
20,000	Lennox International, Inc., 1.7%, 8/1/27	20,243
220,000	Martin Marietta Materials, Inc., 2.5%, 3/15/30	231,267
85,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	91,800
10,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	10,375
	Total Building Materials	$ 620,863
	Chemicals — 0.1%
220,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29	$ 217,614
71,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	67,184
	Total Chemicals	$ 284,798
	Commercial Services — 0.1%
35,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 37,450
315,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	332,994
115,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	118,153

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 35

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
25,000	Jaguar Holding Co. II/PPD Development LP, 4.625%,
	6/15/25 (144A)	$ 26,125
115,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	119,888
70,000	United Rentals North America, Inc., 3.875%, 11/15/27	73,500
24,000	Verisk Analytics, Inc., 5.5%, 6/15/45	35,511
	Total Commercial Services	$ 743,621
	Computers — 0.0%†
80,000	NCR Corp., 6.375%, 12/15/23	$ 82,400
	Total Computers	$ 82,400
	Cosmetics/Personal Care — 0.0%†
75,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 81,188
	Total Cosmetics/Personal Care	$ 81,188
	Diversified Financial Services — 0.2%
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	$ 16,382
300,000	Capital One Financial Corp., 3.75%, 4/24/24	328,346
110,000	Capital One Financial Corp., 4.25%, 4/30/25	126,534
117,000(b)(d)	Charles Schwab Corp., 5.375% (5 Year CMT
	Index + 497 bps)	128,115
275,000	GE Capital Funding LLC, 4.55%, 5/15/32 (144A)	294,277
15,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	15,300
53,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	57,653
	Total Diversified Financial Services	$ 966,607
	Electric — 1.4%
60,000	AES Corp., 3.95%, 7/15/30 (144A)	$ 64,350
125,000	American Electric Power Co., Inc., 4.3%, 12/1/28	150,575
30,000	Calpine Corp., 4.625%, 2/1/29 (144A)	30,299
30,000	Calpine Corp., 5.0%, 2/1/31 (144A)	30,746
220,000	Consolidated Edison Co. of New York, Inc.,
	4.625%, 12/1/54	305,254
76,000(f)	Dominion Energy, Inc., 3.071%, 8/15/24	82,548
222,000(b)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT
	Index + 299 bps)	226,085
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	330,397
230,000	Edison International, 2.95%, 3/15/23	236,452
200,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	232,000
310,000	Iberdrola International BV, 6.75%, 7/15/36	457,409
121,000	New York State Electric & Gas Corp., 3.3%,
	9/15/49 (144A)	132,336
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	423,512
25,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	26,500

The accompanying notes are an integral part of these financial statements.
36 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Electric — (continued)
250,000	PPL Capital Funding, Inc., 3.1%, 5/15/26	$ 278,056
175,000	PPL Capital Funding, Inc., 3.5%, 12/1/22	185,025
145,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	162,668
215,000	Sempra Energy, 3.4%, 2/1/28	243,251
163,000	Southern California Edison Co., 3.65%, 2/1/50	189,109
185,000	Southern California Edison Co., 4.875%, 3/1/49	244,657
300,000	Southwestern Electric Power Co., 3.9%, 4/1/45	348,077
200,000	Virginia Electric & Power Co., 4.45%, 2/15/44	270,819
	Total Electric	$ 4,650,125
	Electronics — 0.4%
220,000	Amphenol Corp., 3.125%, 9/15/21	$ 225,291
81,000	Amphenol Corp., 3.2%, 4/1/24	87,756
250,000	Flex, Ltd., 4.75%, 6/15/25	282,472
348,000	Flex, Ltd., 4.875%, 6/15/29	401,834
138,000	FLIR Systems, Inc., 2.5%, 8/1/30	142,383
	Total Electronics	$ 1,139,736
	Energy-Alternate Sources — 0.0%†
48,832	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 59,501
46,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	49,795
	Total Energy-Alternate Sources	$ 109,296
	Food — 0.2%
300,000	Mondelez International Holdings Netherlands BV, 2.0%,
	10/28/21 (144A)	$ 305,193
350,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	349,250
4,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	4,459
	Total Food	$ 658,902
	Forest Products & Paper — 0.1%
250,000	International Paper Co., 6.0%, 11/15/41	$ 351,664
41,000	International Paper Co., 7.3%, 11/15/39	60,347
	Total Forest Products & Paper	$ 412,011
	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 362,172
250,000	Southern California Gas Co., 5.125%, 11/15/40	344,708
	Total Gas	$ 706,880
	Hand/Machine Tools — 0.0%†
64,000(d)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT Index +
	266 bps), 3/15/60	$ 66,645
	Total Hand/Machine Tools	$ 66,645

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 37

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Healthcare-Products — 0.2%
224,000	Abbott Laboratories, 3.75%, 11/30/26	$ 263,725
290,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	354,472
	Total Healthcare-Products	$ 618,197
	Healthcare-Services — 0.3%
135,000	Anthem, Inc., 3.125%, 5/15/50	$ 149,500
135,000	Centene Corp., 3.375%, 2/15/30	142,931
35,000	Centene Corp., 4.25%, 12/15/27	37,187
70,000	Centene Corp., 4.625%, 12/15/29	78,068
108,000	Health Care Service Corp. A Mutual Legal Reserve Co.,
	3.2%, 6/1/50 (144A)	118,693
40,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	43,100
200,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	212,506
	Total Healthcare-Services	$ 781,985
	Home Builders — 0.0%†
83,000	Meritage Homes Corp., 6.0%, 6/1/25	$ 95,267
	Total Home Builders	$ 95,267
	Insurance — 1.3%
250,000	AXA SA, 8.6%, 12/15/30	$ 372,500
355,000	CNO Financial Group, Inc., 5.25%, 5/30/29	405,226
50,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	58,959
225,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	233,594
155,000	Great-West Lifeco Finance 2018 LP, 4.581%,
	5/17/48 (144A)	197,419
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,485,382
115,000	Nationwide Financial Services, Inc., 3.9%,
	11/30/49 (144A)	124,182
250,000	Nationwide Financial Services, Inc., 5.3%,
	11/18/44 (144A)	294,310
270,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	306,148
80,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	97,270
220,000	Principal Financial Group, Inc., 3.3%, 9/15/22	232,007
305,000	Prudential Financial, Inc., 3.0%, 3/10/40	341,594
250,000	Prudential Financial, Inc., 3.878%, 3/27/28	297,575
110,000	Teachers Insurance & Annuity Association of America,
	4.27%, 5/15/47 (144A)	139,782
110,000	Teachers Insurance & Annuity Association of America,
	4.9%, 9/15/44 (144A)	149,493
20,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	31,700
40,000	Willis North America, Inc., 2.95%, 9/15/29	43,879
	Total Insurance	$ 4,811,020

The accompanying notes are an integral part of these financial statements.
38 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
Internet — 0.3%
320,000	Booking Holdings, Inc., 4.625%, 4/13/30	$ 389,792
390,000	Expedia Group, Inc., 3.25%, 2/15/30	368,333
250,000	TD Ameritrade Holding Corp., 3.3%, 4/1/27	284,389
	Total Internet	$ 1,042,514
Iron & Steel — 0.0%†
40,000	Steel Dynamics, Inc., 3.25%, 1/15/31	$ 43,702
	Total Iron & Steel	$ 43,702
Lodging — 0.1%
290,000	Marriott International, Inc., 4.625%, 6/15/30	$ 310,814
25,000	Marriott International, Inc., 5.75%, 5/1/25	27,771
	Total Lodging	$ 338,585
Machinery-Construction & Mining — 0.3%
175,000	Caterpillar Financial Services Corp., 1.9%, 9/6/22	$ 180,431
515,000	Caterpillar Financial Services Corp., 2.15%, 11/8/24	550,977
	Total Machinery-Construction & Mining	$ 731,408
Machinery-Diversified — 0.1%
180,000	CNH Industrial Capital LLC, 1.95%, 7/2/23	$ 181,696
	Total Machinery-Diversified	$ 181,696
Media — 0.2%
170,000	Comcast Corp., 4.15%, 10/15/28	$ 208,950
120,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	65,700
50,000	Walt Disney Co., 3.6%, 1/13/51	58,706
350,000	Walt Disney Co., 3.8%, 3/22/30	418,012
	Total Media	$ 751,368
Mining — 0.2%
200,000	Anglo American Capital Plc, 4.875%, 5/14/25 (144A)	$ 226,306
250,000	Corp Nacional del Cobre de Chile, 5.625%,
	10/18/43 (144A)	345,328
40,000	Novelis Corp., 4.75%, 1/30/30 (144A)	41,731
	Total Mining	$ 613,365
Miscellaneous Manufacturers — 0.1%
95,000	General Electric Co., 4.25%, 5/1/40	$ 97,299
205,000	General Electric Co., 4.35%, 5/1/50	212,612
	Total Miscellaneous Manufacturers	$ 309,911
Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	$ 375,550
	Total Multi-National	$ 375,550

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 39

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — 0.4%
25,000	Apache Corp., 4.25%, 1/15/30	$ 24,070
280,000	Apache Corp., 4.375%, 10/15/28	279,650
310,000	Cenovus Energy, Inc., 6.75%, 11/15/39	323,444
95,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	84,550
110,000	Newfield Exploration Co., 5.625%, 7/1/24	109,911
30,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	33,524
70,000	Phillips 66, 2.15%, 12/15/30	69,378
250,000	Sinopec Group Overseas Development 2014, Ltd.,
	4.375%, 4/10/24 (144A)	277,477
162,000	Valero Energy Corp., 6.625%, 6/15/37	223,768
	Total Oil & Gas	$ 1,425,772
	Pharmaceuticals — 0.9%
618,000	Abbvie, Inc., 3.2%, 11/21/29 (144A)	$ 694,639
117,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	143,961
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	229,356
250,000	Cardinal Health, Inc., 4.9%, 9/15/45	310,778
135,000	Cigna Corp., 4.375%, 10/15/28	163,474
100,992	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	108,628
89,166	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	103,265
70,567	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	91,580
285,000	Perrigo Finance Unlimited Co., 3.9%, 12/15/24	308,552
200,000	Perrigo Finance Unlimited Co., 4.375%, 3/15/26	222,434
240,000	Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/30	246,512
	Total Pharmaceuticals	$ 2,623,179
	Pipelines — 1.2%
56,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 63,440
125,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	137,422
68,000	Enable Midstream Partners LP, 4.4%, 3/15/27	64,406
332,000	Enable Midstream Partners LP, 4.95%, 5/15/28	319,353
225,000	Enbridge, Inc., 3.7%, 7/15/27	250,831
210,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	118,335
47,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	26,085
250,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	274,503
85,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	86,063
345,000	Kinder Morgan, Inc., 5.05%, 2/15/46	424,603
108,000(c)	MPLX LP, 1.213% (3 Month USD LIBOR + 90 bps), 9/9/21	107,482
280,000	MPLX LP, 4.25%, 12/1/27	304,016
105,000	MPLX LP, 4.875%, 12/1/24	118,183
55,000	MPLX LP, 4.875%, 6/1/25	62,325
400,000	Phillips 66 Partners LP, 3.75%, 3/1/28	424,204
290,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	331,790

The accompanying notes are an integral part of these financial statements.
40 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
176,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 5.0%, 1/15/28	$ 179,520
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	328,231
205,000	Williams Cos., Inc., 5.75%, 6/24/44	248,517
242,000	Williams Cos., Inc., 7.75%, 6/15/31	318,773
	Total Pipelines	$ 4,188,082
	Real Estate — 0.1%
250,000(b)(d)	AT Securities BV, 5.25% (5 Year USD Swap
	Rate + 355 bps)	$ 251,482
	Total Real Estate	$ 251,482
	REITs — 0.5%
125,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 125,481
50,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	56,159
300,000	Duke Realty LP, 3.75%, 12/1/24	333,763
250,000	Essex Portfolio LP, 3.5%, 4/1/25	274,414
23,000	Highwoods Realty LP, 2.6%, 2/1/31	23,132
350,000	Highwoods Realty LP, 3.625%, 1/15/23	364,357
160,000	iStar, Inc., 4.25%, 8/1/25	153,800
65,000	iStar, Inc., 4.75%, 10/1/24	64,188
125,000	Simon Property Group LP, 3.25%, 9/13/49	124,889
105,000	Simon Property Group LP, 3.8%, 7/15/50	114,518
155,000	UDR, Inc., 4.0%, 10/1/25	175,430
140,000	UDR, Inc., 4.4%, 1/26/29	168,286
	Total REITs	$ 1,978,417
	Retail — 0.1%
250,000	AutoNation, Inc., 4.75%, 6/1/30	$ 289,663
	Total Retail	$ 289,663
	Semiconductors — 0.2%
60,000	Broadcom, Inc., 4.3%, 11/15/32 (144A)	$ 68,820
391,000	Broadcom, Inc., 5.0%, 4/15/30 (144A)	464,725
	Total Semiconductors	$ 533,545
	Software — 0.2%
415,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 450,103
122,000	Fiserv, Inc., 3.8%, 10/1/23	134,046
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	180,390
	Total Software	$ 764,539
	Telecommunications — 0.0%†
110,000	CenturyLink, Inc., 5.8%, 3/15/22	$ 115,225
130,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	136,663
	Total Telecommunications	$ 251,888

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 41

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	Transportation — 0.5%
150,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43	$ 220,173
74,000	Canadian Pacific Railway Co., 2.05%, 3/5/30	78,027
250,000	FedEx Corp., 4.55%, 4/1/46	301,826
250,000	Norfolk Southern Corp., 2.9%, 6/15/26	279,341
370,000	Union Pacific Corp., 3.375%, 2/1/35	438,148
350,000	United Parcel Service, Inc., 4.45%, 4/1/30	446,409
	Total Transportation	$ 1,763,924
	Trucking & Leasing — 0.2%
165,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	$ 171,396
205,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
	2/1/22 (144A)	211,560
99,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
	4/1/27 (144A)	108,986
	Total Trucking & Leasing	$ 491,942
	Water — 0.0%†
80,000	Essential Utilities, Inc., 3.351%, 4/15/50	$ 93,593
75,000	Essential Utilities, Inc., 3.566%, 5/1/29	85,881
	Total Water	$ 179,474
	TOTAL CORPORATE BONDS
	(Cost $42,792,060)	$ 46,635,924
	FOREIGN GOVERNMENT BOND — 0.1%
	of Net Assets
	Mexico — 0.1%
300,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 333,600
	Total Mexico	$ 333,600
	TOTAL FOREIGN GOVERNMENT BOND
	(Cost $276,643)	$ 333,600
	INSURANCE-LINKED SECURITIES — 0.4%
	of Net Assets(g)
	Event Linked Bonds — 0.4%
	Health – U.S. — 0.1%
250,000(c)	Vitality Re X, 1.75% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 237,500
	Multiperil – U.S. — 0.2%
250,000(c)	Residential Reinsurance 2016, 4.166% (3 Month U.S.
	Treasury Bill + 408 bps), 12/6/20 (144A)	$ 246,500
250,000(c)	Residential Reinsurance 2017, 6.016% (3 Month U.S.
	Treasury Bill + 593 bps), 12/6/21 (144A)	242,300
250,000(c)	Tailwind Re 2017-1, 7.446% (3 Month U.S. Treasury
	Bill + 736 bps), 1/8/22 (144A)	246,875
		$ 735,675

The accompanying notes are an integral part of these financial statements.
42 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
Multiperil – U.S. & Canada — 0.1%
250,000(c)	Mona Lisa Re, 8.086% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	$ 248,525
	Total Event Linked Bonds	$ 1,221,700

Face
Amount
USD ($)
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000+(a)(h)	Resilience Re, 4/6/21	$ 25
	Total Collateralized Reinsurance	$ 25
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000+(a)(h)	Artex Sac, Ltd. Bantry Re, 2016, 3/31/21	$ 20,150
100,000+(a)(i)	Lorenz Re 2018, 7/1/21	4,370
100,000+(a)(h)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	47,105
	Total Reinsurance Sidecars	$ 71,625
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,398,049)	$ 1,293,350

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.1% of Net Assets(j)
Municipal Education — 0.0%†
100,000	Massachusetts Development Finance Agency, Series B,
	4.844%, 9/1/43	$ 132,093
	Total Municipal Education	$ 132,093
Municipal General — 0.0%†
100,000(k)	Central Texas Regional Mobility Authority, 1/1/25	$ 95,455
	Total Municipal General	$ 95,455
Municipal Higher Education — 0.1%
200,000	University of California, Series AG, 4.062%, 5/15/33	$ 217,014
	Total Municipal Higher Education	$ 217,014
Municipal Medical — 0.0%†
100,000	Health & Educational Facilities Authority of the State of
Missouri, Washington University, Series A,
	3.685%, 2/15/47	$ 124,390
	Total Municipal Medical	$ 124,390
TOTAL MUNICIPAL BONDS
	(Cost $478,990)	$ 568,952

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 43

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.4% of Net Assets*(c)
Broadcasting & Entertainment — 0.1%
197,054	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.42% (LIBOR + 225 bps), 1/3/24	$ 192,497
	Total Broadcasting & Entertainment	$ 192,497
Computers & Electronics — 0.1%
171,063	Iron Mountain Information Management LLC, Incremental
	Term B Loan, 1.911% (LIBOR + 175 bps), 1/2/26	$ 165,075
	Total Computers & Electronics	$ 165,075
Diversified & Conglomerate Service — 0.0%†
122,166	Tempo Acquisition LLC, Initial Term Loan, 2.911%
	(LIBOR + 275 bps), 5/1/24	$ 119,532
95,550	West Corp., Incremental Term B-1 Loan, 4.5% (LIBOR +
	350 bps), 10/10/24	83,566
	Total Diversified & Conglomerate Service	$ 203,098
Environmental Services — 0.1%
137,474	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 137,054
	Total Environmental Services	$ 137,054
Insurance — 0.0%†
79,440	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.161% (LIBOR + 300 bps), 11/3/24	$ 78,308
97,739	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.308% (LIBOR + 300 bps), 5/16/24	94,684
	Total Insurance	$ 172,992
Leasing — 0.0%†
61,380	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 2.5%
	(LIBOR + 175 bps), 1/15/25	$ 58,810
74,089	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	69,459
131,963	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 4.058% (LIBOR + 375 bps), 9/11/23	124,045
	Total Leasing	$ 252,314
Professional & Business Services — 0.0%†
79,734	SIWF Holdings, Inc., (aka Spring Window Fashions), First
Lien Initial Term Loan, 5.322% (LIBOR +
	425 bps), 6/15/25	$ 74,551
	Total Professional & Business Services	$ 74,551
Securities & Trusts — 0.0%†
49,765	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	4.773% (LIBOR + 450 bps), 10/19/26	$ 49,329
	Total Securities & Trusts	$ 49,329

The accompanying notes are an integral part of these financial statements.
44 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	Telecommunications — 0.1%
99,500	CenturyLink, Inc. Term B Loan, 2.411% (LIBOR +
	225 bps), 3/15/27	$ 96,170
	Total Telecommunications	$ 96,170
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,395,987)	$ 1,343,080
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 16.5% of Net Assets
500,000	Fannie Mae, 1.5%, 10/1/35 (TBA)	$ 511,124
1,000,000	Fannie Mae, 2.0%, 9/1/35 (TBA)	1,039,085
3,500,000	Fannie Mae, 2.0%, 9/1/50 (TBA)	3,620,413
37,178	Fannie Mae, 2.5%, 3/1/43	39,660
27,032	Fannie Mae, 2.5%, 4/1/43	28,837
11,804	Fannie Mae, 2.5%, 8/1/43	12,592
22,533	Fannie Mae, 2.5%, 4/1/45	24,038
32,368	Fannie Mae, 2.5%, 4/1/45	34,530
30,346	Fannie Mae, 2.5%, 8/1/45	32,372
2,500,000	Fannie Mae, 2.5%, 9/1/50 (TBA)	2,622,728
63,316	Fannie Mae, 3.0%, 10/1/30	67,363
129,768	Fannie Mae, 3.0%, 5/1/31	139,286
17,049	Fannie Mae, 3.0%, 2/1/43	18,540
165,905	Fannie Mae, 3.0%, 6/1/45	182,075
8,369	Fannie Mae, 3.0%, 5/1/46	8,981
15,603	Fannie Mae, 3.0%, 5/1/46	17,048
76,991	Fannie Mae, 3.0%, 5/1/46	84,687
8,132	Fannie Mae, 3.0%, 10/1/46	8,727
4,970	Fannie Mae, 3.0%, 1/1/47	5,333
20,671	Fannie Mae, 3.0%, 4/1/48	22,727
28,806	Fannie Mae, 3.0%, 7/1/49	31,604
40,109	Fannie Mae, 3.0%, 7/1/49	44,102
1,860,000	Fannie Mae, 3.0%, 9/1/50 (TBA)	1,963,255
777,395	Fannie Mae, 3.5%, 7/1/43	843,317
222,325	Fannie Mae, 3.5%, 1/1/47	240,506
46,196	Fannie Mae, 3.5%, 2/1/49	48,592
70,284	Fannie Mae, 3.5%, 4/1/49	73,517
278,559	Fannie Mae, 3.5%, 5/1/49	309,700
401,500	Fannie Mae, 3.5%, 5/1/49	449,058
381,911	Fannie Mae, 3.5%, 6/1/49	414,235
636,293	Fannie Mae, 3.5%, 9/1/49	711,690
2,650,000	Fannie Mae, 3.5%, 9/1/50 (TBA)	2,795,733
129,131	Fannie Mae, 4.0%, 10/1/40	146,250
262,977	Fannie Mae, 4.0%, 3/1/41	289,007
64,516	Fannie Mae, 4.0%, 5/1/42	69,945
331,690	Fannie Mae, 4.0%, 6/1/42	365,151
124,384	Fannie Mae, 4.0%, 9/1/42	136,802

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 45

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
170,886	Fannie Mae, 4.0%, 7/1/43	$ 181,507
96,112	Fannie Mae, 4.0%, 8/1/43	104,199
191,990	Fannie Mae, 4.0%, 8/1/43	211,307
62,572	Fannie Mae, 4.0%, 4/1/47	68,052
19,398	Fannie Mae, 4.0%, 6/1/47	21,098
28,137	Fannie Mae, 4.0%, 6/1/47	30,427
574,232	Fannie Mae, 4.0%, 3/1/48	610,152
1,200,000	Fannie Mae, 4.0%, 9/1/50 (TBA)	1,275,811
698	Fannie Mae, 4.5%, 11/1/20	733
263,322	Fannie Mae, 4.5%, 6/1/40	292,847
182,842	Fannie Mae, 4.5%, 4/1/41	203,480
259,152	Fannie Mae, 4.5%, 12/1/43	287,325
696,442	Fannie Mae, 4.5%, 4/1/49	756,671
405,000	Fannie Mae, 4.5%, 4/1/50	442,404
519,000	Fannie Mae, 4.5%, 8/1/50 (TBA)	557,986
1,000,000	Fannie Mae, 4.5%, 9/1/50 (TBA)	1,075,742
119,764	Fannie Mae, 5.0%, 5/1/31	134,379
47,898	Fannie Mae, 5.0%, 6/1/49	52,387
38,495	Fannie Mae, 5.0%, 10/1/49	42,066
9,577	Fannie Mae, 5.5%, 3/1/23	9,941
5,722	Fannie Mae, 5.5%, 3/1/34	6,316
8,764	Fannie Mae, 5.5%, 12/1/34	10,116
47,871	Fannie Mae, 5.5%, 10/1/35	55,752
19,317	Fannie Mae, 5.5%, 12/1/35	22,399
22,620	Fannie Mae, 5.5%, 12/1/35	26,266
14,512	Fannie Mae, 5.5%, 5/1/37	16,722
88,077	Fannie Mae, 5.5%, 5/1/38	101,080
532	Fannie Mae, 6.0%, 9/1/29	602
1,595	Fannie Mae, 6.0%, 8/1/32	1,866
12,129	Fannie Mae, 6.0%, 12/1/33	13,737
8,867	Fannie Mae, 6.0%, 10/1/37	10,337
5,514	Fannie Mae, 6.0%, 12/1/37	6,432
10,331	Fannie Mae, 6.5%, 4/1/29	11,561
3,502	Fannie Mae, 6.5%, 7/1/29	3,898
14,645	Fannie Mae, 6.5%, 5/1/32	16,665
12,109	Fannie Mae, 6.5%, 9/1/32	14,456
6,440	Fannie Mae, 6.5%, 10/1/32	7,436
9,777	Fannie Mae, 7.0%, 1/1/36	11,604
53,962	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	59,255
102,743	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	112,821
59,558	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	64,781
124,660	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	135,550
15,179	Federal Home Loan Mortgage Corp., 3.0%, 10/1/46	16,699
29,855	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	32,463

The accompanying notes are an integral part of these financial statements.
46 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
239,486	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	$ 262,725
9,859	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	10,822
103,956	Federal Home Loan Mortgage Corp., 3.5%, 11/1/28	111,199
208,416	Federal Home Loan Mortgage Corp., 3.5%, 3/1/42	225,752
179,427	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	197,050
191,133	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	208,947
210,588	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	229,163
16,557	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	18,025
205,925	Federal Home Loan Mortgage Corp., 4.0%, 2/1/40	226,662
333,453	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	366,414
352,653	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	387,218
213,649	Federal Home Loan Mortgage Corp., 4.0%, 1/1/41	234,632
37,626	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	40,922
53,808	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	58,177
127,436	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	138,416
31,279	Federal Home Loan Mortgage Corp., 4.5%, 8/1/34	34,164
122,989	Federal Home Loan Mortgage Corp., 4.5%, 5/1/40	136,750
63,104	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	70,103
135,314	Federal Home Loan Mortgage Corp., 4.5%, 5/1/41	150,634
24,921	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	28,620
21,611	Federal Home Loan Mortgage Corp., 5.0%, 8/1/37	24,803
4,189	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	4,706
12,071	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	13,877
51,098	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	55,837
952,366	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	1,040,668
13,955	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	16,333
9,423	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	10,970
15,001	Federal Home Loan Mortgage Corp., 6.0%, 10/1/38	17,429
6,283	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	7,499
71,355	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	73,922
138,892	Government National Mortgage Association I,
	3.5%, 11/15/41	148,228
27,325	Government National Mortgage Association I,
	3.5%, 10/15/42	29,120
253,412	Government National Mortgage Association I,
	4.0%, 9/15/41	271,051
54,445	Government National Mortgage Association I,
	4.0%, 4/15/45	58,882
80,987	Government National Mortgage Association I,
	4.0%, 6/15/45	87,442
43,645	Government National Mortgage Association I,
	4.5%, 5/15/39	48,522
8,720	Government National Mortgage Association I,
	5.5%, 8/15/33	10,197
10,364	Government National Mortgage Association I,
	5.5%, 9/15/33	11,449

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 47

Schedule of Investments | 7/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
11,091	Government National Mortgage Association I,
	6.0%, 10/15/33	$ 12,713
9,670	Government National Mortgage Association I,
	6.0%, 9/15/34	10,767
47,577	Government National Mortgage Association I,
	6.0%, 9/15/38	55,758
7,556	Government National Mortgage Association I,
	6.5%, 10/15/28	8,328
17,143	Government National Mortgage Association I,
	6.5%, 5/15/31	19,407
13,601	Government National Mortgage Association I,
	6.5%, 6/15/32	16,326
15,215	Government National Mortgage Association I,
	6.5%, 12/15/32	18,138
20,779	Government National Mortgage Association I,
	6.5%, 5/15/33	23,771
238	Government National Mortgage Association I,
	7.0%, 8/15/28	269
2,606	Government National Mortgage Association I,
	8.0%, 2/15/30	2,616
55,074	Government National Mortgage Association II,
	4.0%, 12/20/49	58,514
592,880	Government National Mortgage Association II,
	4.0%, 1/20/50	630,418
65,710	Government National Mortgage Association II,
	4.5%, 9/20/44	69,164
28,090	Government National Mortgage Association II,
	4.5%, 10/20/44	30,968
59,047	Government National Mortgage Association II,
	4.5%, 11/20/44	65,095
575,842	Government National Mortgage Association II,
	4.5%, 1/20/50	614,630
19,361	Government National Mortgage Association II,
	5.5%, 2/20/34	22,638
30,260	Government National Mortgage Association II,
	6.5%, 11/20/28	34,862
1,491	Government National Mortgage Association II,
	7.5%, 9/20/29	1,756
13,000,000(k)	U.S. Treasury Bills, 8/18/20	12,999,512
3,000,000(k)	U.S. Treasury Bills, 8/27/20	2,999,805
456,725	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	623,630
146,081	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46	202,066
1,320,457	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1,871,076
967,965	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1,388,647
2,750,000	U.S. Treasury Notes, 0.375%, 4/30/25	2,772,236
2,500,000	U.S. Treasury Notes, 1.5%, 2/15/30	2,728,418
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $55,039,553)	$ 56,918,796

The accompanying notes are an integral part of these financial statements.
48 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Principal
Amount
USD ($)		Value
TEMPORARY CASH INVESTMENTS — 0.6%
of Net Assets
REPURCHASE AGREEMENT — 0.6%
2,000,000	$2,000,000 RBC Capital Markets LLC, 0.1%, dated
7/31/20 plus accrued interest on 8/3/20 collateralized
by the following:
$987,161 Federal National Mortgage Association,
2.5% - 3.5%, 12/1/49 - 7/1/50
$1,052,856 Government National Mortgage
	Association, 3.0%, 7/20/50.	$ 2,000,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $2,000,000)	$ 2,000,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.6%
	(Cost $308,035,048)	$358,245,507

			Net	Change in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 0.3%
CLOSED-END FUND- 0.3% of Net Assets
110,371(l)	Pioneer ILS
	Interval Fund	$60,892	$ —	$(13,245)	$ 949,190
TOTAL CLOSED-END FUND
	(Cost $1,123,856)				$ 949,190
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.3%
	(Cost $1,123,856)				$ 949,190
	OTHER ASSETS AND LIABILITIES — (3.9)%				$ (13,591,211)
	NET ASSETS — 100.0%				$345,603,486

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2020, the value of these securities amounted to $41,902,974, or 12.1% of net assets.

(A.D.R.)	American Depositary Receipts.
(TBA)	“To Be Announced” Securities.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 49

Schedule of Investments | 7/31/20 (continued)

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at  July 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at July 31, 2020.
(g)	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Artex Sac, Ltd. Bantry Re, 2016	2/6/19	$20,150	$20,150
Lorenz Re 2018	6/26/18	27,336	4,370
Mona Lisa Re	12/30/19	250,000	248,525
Residential Reinsurance 2016	11/3/16	250,000	246,500
Residential Reinsurance 2017	11/3/17	250,000	242,300
Resilience Re	4/13/17	817	25
Sector Re V, Series 9, Class A	4/23/19	100,000	47,105
Tailwind Re 2017-1	12/20/17	250,000	246,875
Vitality Re X	2/3/20	249,746	237,500
Total Restricted Securities			$1,293,350
% of Net assets			0.4%

(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Consists of Revenue Bonds unless otherwise indicated.
(k)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the “Adviser”).

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	Appreciation
54	U.S. 2 Year
	Note (CBT)	9/30/20	$11,921,765	$11,933,156	$11,391
19	U.S. 5 Year
	Note (CBT)	9/30/20	2,382,422	2,396,375	13,953
31	U.S. Ultra
	Bond (CBT)	9/21/20	6,713,664	7,058,312	344,648
			$21,017,851	$21,387,843	$369,992

The accompanying notes are an integral part of these financial statements.
50 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
25	U.S. 10 Year
	Note (CBT)	9/21/20	$3,465,687	$3,501,953	$(36,266)
39	U.S. 10 Year Ultra	9/21/20	6,112,641	6,210,750	(98,109)
1	U.S. Long
	Bond (CBT)	9/21/20	177,469	182,281	(4,812)
			$9,755,797	$9,894,984	$(139,187)
TOTAL FUTURES CONTRACTS			$11,262,054	$11,492,859	$230,805

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$40,218,620	$44,980,311
Other Long-Term Securities	$183,042,945	$151,902,006

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2020, the Fund engaged in sales of $11,130 which resulted in a net realized gain/(loss) of $1,446. During the year ended July 31, 2020, the Fund did not engage in purchases pursuant to these procedures.
At July 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $309,246,753 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$61,000,047
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,821,298)
Net unrealized appreciation	$50,178,749

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 51

Schedule of Investments | 7/31/20 (continued)
The following is a summary of the inputs used as of July 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$217,840,731	$—	$—	$217,840,731
Convertible Preferred Stock	886,584	—	—	886,584
Asset Backed Securities	—	8,540,216	—	8,540,216
Collateralized Mortgage
Obligations	—	14,738,848	—	14,738,848
Commercial Mortgage-Backed
Securities	—	7,145,426	—	7,145,426
Corporate Bonds	—	46,635,924	—	46,635,924
Foreign Government Bond	—	333,600	—	333,600
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil - Worldwide	—	—	71,625	71,625
All Other Insurance-Linked
Securities	—	1,221,700	—	1,221,700
Municipal Bonds	—	568,952	—	568,952
Senior Secured Floating
Rate Loan Interests	—	1,343,080	—	1,343,080
U.S. Government and
Agency Obligations	—	56,918,796	—	56,918,796
Repurchase Agreement	—	2,000,000	—	2,000,000
Affiliated Closed-End Fund	—	949,190	—	949,190
Total Investments
in Securities	$218,727,315	$140,395,732	$71,650	$359,194,697
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$230,805	$—	$—	$230,805
Total Other Financial
Instruments	$230,805	$—	$—	$230,805

The accompanying notes are an integral part of these financial statements.
52 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance-
Linked
Securities
Balance as of 7/31/19	$394,228
Realized gain (loss)(1)	(34,110)
Change in unrealized appreciation (depreciation)(2)	(105,186)
Accrued discounts/premiums	—
Purchases	(21,217)
Sales	(162,065)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 7/31/20	$71,650
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended July 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at July 31, 2020:	$(57,850)

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 53

Statement of Assets and Liabilities | 7/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $308,035,048)	$358,245,507
Investments in affiliated issuers, at value (cost $1,123,856)	949,190
Cash	3,167,630
Foreign currencies, at value (cost $1,619)	1,637
Futures collateral	103,663
Due from broker for futures	133,152
Net unrealized appreciation on futures contracts	230,805
Receivables —
Investment securities sold	8,322,012
Fund shares sold	325,640
Dividends	274,341
Interest	672,517
Due from the Adviser	72,559
Other assets	44,179
Total assets	$372,542,832
LIABILITIES:
Payables —
Investment securities purchased	$25,815,081
Fund shares repurchased	868,668
Distributions	5,139
Trustees’ fees	1,325
Variation margin for futures contracts	1,109
Due to affiliates	76,965
Accrued expenses	171,059
Total liabilities	$26,939,346
NET ASSETS:
Paid-in capital	$290,504,015
Distributable earnings	55,099,471
Net assets	$345,603,486
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $233,421,397/24,002,910 shares)	$9.72
Class C (based on $56,387,124/5,845,580 shares)	$9.65
Class K (based on $605,767/62,369 shares)	$9.71
Class R (based on $2,046,859/209,957 shares)	$9.75
Class Y (based on $53,142,339/5,425,729 shares)	$9.79
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.72 net asset value per share/100%-4.5%
maximum sales charge)	$10.18

The accompanying notes are an integral part of these financial statements.
54 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Statement of Operations
FOR THE YEAR ENDED 7/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $20,586)	$4,617,139
Dividends from affiliated issuers	60,892
Interest from unaffiliated issuers	3,751,580
Total investment income		$8,429,611
EXPENSES:
Management fees	$1,594,835
Administrative expense	157,415
Transfer agent fees
Class A	187,506
Class C	32,253
Class K	68
Class R	3,381
Class Y	55,387
Distribution fees
Class A	554,214
Class C	526,297
Class R	7,445
Shareowner communications expense	59,286
Custodian fees	54,064
Registration fees	135,207
Professional fees	88,992
Printing expense	51,986
Pricing fees	53,776
Trustees’ fees	13,302
Insurance expense	3,584
Miscellaneous	26,917
Total expenses		$3,605,915
Less fees waived and expenses reimbursed by the Adviser		(203,104)
Net expenses		$3,402,811
Net investment income		$5,026,800
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$10,445,582
Futures contracts	124,175	$10,569,757
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$5,463,568
Investments in affiliated issuers	(13,245)
Futures contracts	228,453
Other assets and liabilities denominated in
foreign currencies	4	$5,678,780
Net realized and unrealized gain (loss) on investments		$16,248,537
Net increase in net assets resulting from operations		$21,275,337

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 55

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	7/31/20	7/31/19
FROM OPERATIONS:
Net investment income (loss)	$5,026,800	$5,152,645
Net realized gain (loss) on investments	10,569,757	10,825,811
Change in net unrealized appreciation (depreciation)
on investments	5,678,780	7,001,800
Net increase in net assets resulting from operations	$21,275,337	$22,980,256
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.54 and $0.81 per share, respectively)	$(12,618,119)	$(16,496,598)
Class C ($0.48 and $0.73 per share, respectively)	(2,588,765)	(3,437,961)
Class K ($0.57 and $0.82 per share, respectively)	(18,030)	(10,782)
Class R ($0.52 and $0.76 per share, respectively)	(69,484)	(137,339)
Class Y ($0.58 and $0.83 per share, respectively)	(2,477,347)	(2,742,457)
Total distributions to shareowners	$(17,771,745)	$(22,825,137)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$93,829,023	$73,859,993
Reinvestment of distributions	17,237,725	21,987,127
Cost of shares repurchased	(71,077,737)	(65,420,314)
Net increase in net assets resulting from Fund
share transactions	$39,989,011	$30,426,806
Net increase in net assets	$43,492,603	$30,581,925
NET ASSETS:
Beginning of year	$302,110,883	$271,528,958
End of year	$345,603,486	$302,110,883

The accompanying notes are an integral part of these financial statements.
56 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/20	7/31/20	7/31/19	7/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,938,064	$36,741,499	5,321,203	$48,879,014
Reinvestment of distributions	1,315,168	12,252,583	1,815,993	16,015,138
Less shares repurchased	(4,187,913)	(38,380,514)	(3,423,746)	(31,194,374)
Net increase	1,065,319	$10,613,568	3,713,450	$33,699,778
Class C
Shares sold	2,022,008	$19,027,763	1,505,440	$13,593,944
Reinvestment of distributions	268,175	2,491,026	373,234	3,250,825
Less shares repurchased	(1,392,998)	(12,866,360)	(2,073,001)	(18,911,238)
Net increase/
(decrease)	897,185	$8,652,429	(194,327)	$(2,066,469)
Class K
Shares sold	40,377	$378,646	20,887	$179,574
Reinvestment of distributions	1,124	10,284	142	1,309
Less shares repurchased	(8,505)	(74,265)	(2,878)	(26,335)
Net increase	32,996	$314,665	18,151	$154,548
Class R
Shares sold	110,296	$1,024,517	134,601	$1,200,761
Reinvestment of distributions	7,515	69,484	5,629	49,679
Less shares repurchased	(49,960)	(459,130)	(614,312)	(5,738,686)
Net increase/
(decrease)	67,851	$634,871	(474,082)	$(4,488,246)
Class Y
Shares sold	3,864,642	$36,656,598	1,086,813	$10,006,700
Reinvestment of distributions	259,202	2,414,348	300,695	2,670,176
Less shares repurchased	(2,216,840)	(19,297,468)	(1,051,188)	(9,549,681)
Net increase	1,907,004	$19,773,478	336,320	$3,127,195

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 57

Financial Highlights

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	7/31/20	7/31/19	7/31/18	7/31/17		7/31/16*
Class A
Net asset value, beginning of period	$9.57	$9.64	$9.65	$9.07		$9.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15	$0.18	$0.17	$0.17		$0.16
Net realized and unrealized gain (loss) on investments	0.54	0.56	0.70	0.62		(0.09)
Net increase (decrease) from investment operations	$0.69	$0.74	$0.87	$0.79		$0.07
Distributions to shareowners:
Net investment income	$(0.15)	$(0.18)	$(0.17)	$(0.17)		$(0.18)
Net realized gain	(0.39)	(0.63)	(0.71)	(0.04)		(0.18)
Total distributions	$(0.54)	$(0.81)	$(0.88)	$(0.21)		$(0.36)
Net increase (decrease) in net asset value	$0.15	$(0.07)	$(0.01)	$0.58		$(0.29)
Net asset value, end of period	$9.72	$9.57	$9.64	$9.65		$9.07
Total return (b)	7.55%	8.51%	9.33%	8.94	%(c)	0.88%
Ratio of net expenses to average net assets	0.99%	1.01%	1.16%	1.16%		1.16%
Ratio of net investment income (loss) to average net assets	1.65%	1.97%	1.76%	1.87%		1.87%
Portfolio turnover rate	65%	60%	65%	51%		47%
Net assets, end of period (in thousands)	$233,421	$219,544	$185,382	$179,867		$178,013
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%	1.07%	1.17%	1.19%		1.22%
Net investment income (loss) to average net assets	1.60%	1.91%	1.75%	1.84%		1.81%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.
The accompanying notes are an integral part of these financial statements.
58 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class C
Net asset value, beginning of period	$9.50	$9.57	$9.58	$9.00	$9.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09	$0.11	$0.10	$0.10	$0.10
Net realized and unrealized gain (loss) on investments	0.54	0.55	0.70	0.62	(0.11)
Net increase (decrease) from investment operations	$0.63	$0.66	$0.80	$0.72	$(0.01)
Distributions to shareowners:
Net investment income	$(0.09)	$(0.10)	$(0.10)	$(0.10)	$(0.11)
Net realized gain	(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.48)	$(0.73)	$(0.81)	$(0.14)	$(0.29)
Net increase (decrease) in net asset value	$0.15	$(0.07)	$(0.01)	$0.58	$(0.30)
Net asset value, end of period	$9.65	$9.50	$9.57	$9.58	$9.00
Total return (b)	6.82%	7.68%	8.63%	8.10%	0.04%
Ratio of net expenses to average net assets	1.72%	1.75%	1.90%	1.91%	1.93%
Ratio of net investment income (loss) to average net assets	0.92%	1.23%	1.03%	1.12%	1.10%
Portfolio turnover rate	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$56,387	$46,993	$49,205	$46,520	$48,385
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76%	1.79%	1.90%	1.91%	1.93%
Net investment income (loss) to average net assets	0.88%	1.19%	1.03%	1.12%	1.10%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 59

Financial Highlights (continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended		12/1/15 to
	7/31/20	7/31/19	7/31/18	7/31/17		7/31/16*
Class K
Net asset value, beginning of period	$9.56	$9.63	$9.65	$9.06		$9.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.18	$0.20	$0.20	$0.20		$0.12
Net realized and unrealized gain (loss) on investments	0.54	0.55	0.70	0.63		0.08
Net increase (decrease) from investment operations	$0.72	$0.75	$0.90	$0.83		$0.20
Distributions to shareowners:
Net investment income	$(0.18)	$(0.19)	$(0.21)	$(0.20)		$(0.14)
Net realized gain	(0.39)	(0.63)	(0.71)	(0.04)		(0.01)
Total distributions	$(0.57)	$(0.82)	$(0.92)	$(0.24)		$(0.15)
Net increase (decrease) in net asset value	$0.15	$(0.07)	$(0.02)	$0.59		$0.05
Net asset value, end of period	$9.71	$9.56	$9.63	$9.65		$9.06
Total return (b)	7.93%	8.72%	9.66%	9.36	%(c)	2.29	%(d)
Ratio of net expenses to average net assets	0.65%	0.76%	0.85%	0.85%		0.98	%(e)
Ratio of net investment income (loss) to average net assets	1.95%	2.21%	2.07%	2.19%		2.00	%(e)
Portfolio turnover rate	65%	60%	65%	51%		47	%(d)
Net assets, end of period (in thousands)	$606	$281	$108	$108		$10
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.71%	0.81%	0.85%	0.85%		0.98	%(e)
Net investment income (loss) to average net assets	1.89%	2.16%	2.07%	2.19%		2.00	%(e)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
60 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class R
Net asset value, beginning of period	$9.59	$9.64	$9.64	$9.06	$9.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12	$0.15	$0.15	$0.15	$0.15
Net realized and unrealized gain (loss) on investments	0.56	0.56	0.71	0.63	(0.10)
Net increase (decrease) from investment operations	$0.68	$0.71	$0.86	$0.78	$0.05
Distributions to shareowners:
Net investment income	$(0.13)	$(0.13)	$(0.15)	$(0.16)	$(0.17)
Net realized gain	(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.52)	$(0.76)	$(0.86)	$(0.20)	$(0.35)
Net increase (decrease) in net asset value	$0.16	$(0.05)	$—	$0.58	$(0.30)
Net asset value, end of period	$9.75	$9.59	$9.64	$9.64	$9.06
Total return (b)	7.32%	8.24%	9.17%	8.78%	0.67%
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.32%	1.65%	1.56%	1.64%	1.73%
Portfolio turnover rate	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$2,047	$1,363	$5,941	$27,533	$3,277
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.59%	1.77%	1.57%	1.56%	1.53%
Net investment income (loss) to average net assets	1.03%	1.18%	1.29%	1.38%	1.50%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 61

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class Y
Net asset value, beginning of period	$9.64	$9.71	$9.71	$9.11	$9.41
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19	$0.21	$0.19	$0.20	$0.18
Net realized and unrealized gain (loss) on investments	0.54	0.55	0.72	0.63	(0.11)
Net increase (decrease) from investment operations	$0.73	$0.76	$0.91	$0.83	$0.07
Distributions to shareowners:
Net investment income	$(0.19)	$(0.20)	$(0.20)	$(0.19)	$(0.19)
Net realized gain	(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.58)	$(0.83)	$(0.91)	$(0.23)	$(0.37)
Net increase (decrease) in net asset value	$0.15	$(0.07)	$—	$0.60	$(0.30)
Net asset value, end of period	$9.79	$9.64	$9.71	$9.71	$9.11
Total return (b)	7.95%	8.77%	9.67%	9.26%	0.95%
Ratio of net expenses to average net assets	0.65%	0.69%	0.93%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.99%	2.29%	1.99%	2.13%	2.08%
Portfolio turnover rate	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$53,142	$33,930	$30,892	$36,849	$61,801
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.84%	0.93%	0.95%	0.95%
Net investment income (loss) to average net assets	1.82%	2.14%	1.99%	2.13%	2.08%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
62 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Notes to Financial Statements | 7/31/20
1. Organization and Significant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
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Fund adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or
64 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such fund’s net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s
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Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At July 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
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Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2020, the Fund reclassified $8,129 to increase distributable earnings and $8,129 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
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The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,978,648	$4,996,893
Long-term capital gain	10,793,097	17,828,244
Total	$17,771,745	$22,825,137

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$539,368
Undistributed long-term capital gain	9,221,238
Current year late year loss	(4,839,902)
Net unrealized appreciation	50,178,767
Total	$55,099,471

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”) holdings and common stock.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $39,943 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
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Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown
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Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be
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considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at July 31, 2020, is listed in the Schedule of Investments.
I.    Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at July 31, 2020, are disclosed in the Schedule of Investments.
J.    Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
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Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended July 31, 2020, was $10,599,470. Open futures contracts outstanding at July 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended July 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended July 31, 2020, the Adviser waived $16,527 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2020. Fees waived and expenses reimbursed during the year ended July 31,
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2020 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $67,479 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$48,457
Class C	6,472
Class K	8
Class R	2,543
Class Y	1,806
Total	$59,286

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution
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services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,486 in distribution fees payable to the Distributor at July 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended July 31, 2020, CDSC in the amount of $10,798 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to February 5, 2020, the Fund participated in a facility in the amount of $25 million. The Fund pays an annual commitment fee to participate in a credit facility. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2020, the Fund had no borrowings under the credit facility.
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6. Transactions in Underlying Funds
An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the Fund assumes the following to be affiliated issuer:

					Change in
Underlying				Net	unrealized
Fund	Beginning			Realized	appreciation
(Affiliated)	Value	Purchases	Sales	gain (loss)	(depreciation)	Value
Pioneer ILS
Interval Fund	$962,435	$—	$—	$—	$(13,245)	$949,190
Total	$962,435	$—	$—	$—	$(13,245)	$949,190

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundipioneer.com/us.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
76 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2020, was as follows:

	Interest		Foreign
Statement of	Rate	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$230,805	$—	$—	$—	$—
Total Value	$230,805	$—	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2020, was as follows:

	Interest		Foreign
	Rate	Credit	Exchange	Equity	Commodity
Statement of Operations	Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$124,175	$—	$—	$—	$—
Total Value	$124,175	$—	$—	$—	$—
Change in net unrealized
appreciation
(depreciation) on:
Futures contracts	$228,453	$—	$—	$—	$—
Total Value	$228,453	$—	$—	$—	$—

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 77

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Balanced ESG Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Balanced ESG Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV (the “Trust”)), including the schedule of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Balanced ESG Fund at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
78 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
September 29, 2020
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 79

ADDITIONAL INFORMATION (unaudited)
For the year ended July 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 75.30%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 31.49%.
80 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 81

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
82 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Balanced ESG Fund | Annual Report | 7/31/20 83

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None

84 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (75) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government- sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)  (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 85

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

86 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Balanced ESG Fund | Annual Report | 7/31/20 87

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2005. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

88 Pioneer Balanced ESG Fund | Annual Report | 7/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19418-14-0920

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $86,100 payable to Ernst & Young LLP for the year ended July 31, 2020 and $80,000 for the year ended July 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $16,378 payable to Ernst & Young LLP for the year ended July 31, 2020 and $16,056 for the year ended July 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended July 31 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $16,378 payable to Ernst & Young LLP for the year ended July 31, 2020 and $16,056 for the year ended July 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 9, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 9, 2020

* Print the name and title of each signing officer under his or her signature.